SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant    ☒

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☐ Preliminary proxy statement	☐ Confidential,For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive proxy statement
☐ Definitive additional materials
☐ Soliciting material under Rule 14a-12

QUADRAMED CORPORATION

(Name of Registrant as Specified In Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☒    No fee required.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

QUADRAMED CORPORATION

12110 SUNSET HILLS ROAD

RESTON, VIRGINIA 20190

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

AND PROXY STATEMENT

TO BE HELD May 6, 2004

To the Stockholders of QuadraMed Corporation:

NOTICE IS HEREBY GIVEN that QuadraMed Corporation’s 2004 Annual Meeting of Stockholders will be held at 9:00 AM on Thursday, May 6, 2004, at our corporate headquarters located at 12110 Sunset Hills Road, Suite 600, Reston, Virginia 20190.

At the meeting, we will ask stockholders to:

1.	Elect eight Directors for a term of one year;

2.	Approve and ratify the adoption of the 2004 Stock Compensation Plan;

3.	Approve and ratify an amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from 333,450 to 453,450 shares; and

4.	Approve BDO Seidman, LLP as QuadraMed’s Independent Public Accountants.

5.	Any other matters that properly come before the meeting.

We plan a brief business meeting focused on these items and we will attend to any other proper business that may arise. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF PROPOSALS 1, 2, 3, 4 AND 5. These proposals are further described in the proxy statement.

Also enclosed is QuadraMed’s 2003 Annual Report on Form 10-K. At the meeting, there will be a brief presentation on QuadraMed’s operations, and we will offer time for your comments and questions.

Only QuadraMed stockholders of record at the close of business on March 8, 2004 are entitled to notice of and to vote at the meeting and any adjournment of it. A quorum is a majority of outstanding shares. For ten (10) days prior to the annual meeting, a list of stockholders entitled to vote will be available for inspection at QuadraMed’s offices located at 12110 Sunset Hills Road, Reston, Virginia 20190.

YOUR VOTE IS IMPORTANT. WE URGE YOU TO COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2004 ANNUAL MEETING.

By order of the Board of Directors,

Lawrence P. English Chairman of the Board

PROXY STATEMENT FOR

2004 ANNUAL MEETING OF STOCKHOLDERS OF

QUADRAMED CORPORATION TO BE HELD ON

MAY 6, 2004

GENERAL INFORMATION ABOUT QUADRAMED’S ANNUAL MEETING

The Company intends to mail this proxy statement and accompanying proxy card to all stockholders entitled to vote at the Annual Meeting on or about April 5 2004.

WHEN AND WHERE IS THE ANNUAL MEETING?

The annual meeting will be held on Thursday, May 6, 2004, at 9:00 AM at the Company’s headquarters in Reston, Virginia. Directions to the meeting are at the back of the Proxy Statement.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Anyone who owns of record QuadraMed common stock as of the close of business on March 8, 2004 is entitled to one vote per share owned. There were 27,854,957 shares outstanding on that date.

WHO IS SOLICITING MY PROXY TO VOTE MY SHARES AND WHEN?

QuadraMed’s Board of Directors is soliciting your “proxy,” or your authorization for our representatives to vote your shares. Your proxy will be effective for the May 6, 2004, meeting and at any adjournment or continuation of that meeting.

WHO IS PAYING FOR AND WHAT IS THE COST OF SOLICITING PROXIES?

QuadraMed is bearing the entire cost of soliciting proxies. Proxies will be solicited principally through the mail, but may also be solicited personally or by telephone, telegraph, or special letter by QuadraMed’s directors, officers, and regular employees for no additional compensation. To assist in the solicitation of proxies and the distribution and collection of proxy materials, QuadraMed has engaged Innisfree M&A Inc., a proxy solicitation firm, for an estimated fee of $6,500. QuadraMed will reimburse banks, brokerage firms, and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy materials to their customers or principals who are the beneficial owners of shares of common stock.

WHAT ARE THE REQUIREMENTS FOR BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING?

For business to be conducted at the annual meeting, a quorum constituting a majority of the shares of QuadraMed common stock issued and outstanding and entitled to vote must be in attendance or represented by proxy.

WHERE DO I FIND THE RESULTS OF VOTING AT THE MEETING?

Preliminary voting results will be announced at the meeting. Final voting results will be published in QuadraMed’s quarterly report on Form 10-Q for the second quarter of 2004. The report will be filed with the Securities and Exchange Commission on or about August 10, 2004 and you may receive a copy by contacting QuadraMed Investor Relations at 703-709-2300, or the SEC at 800-SEC-0330 for the location of its nearest public reference room. You may also access a copy on the Internet at www.quadramed.com by clicking on “Investors” and “Financial Information” or through EDGAR, the SEC’s electronic data system, at www.sec.gov.

PROPOSALS FOR STOCKHOLDER VOTE AND APPROVAL REQUIREMENTS

Management is presenting four (4) proposals for a stockholder vote. Delaware law and QuadraMed’s Certificate of Incorporation and Bylaws govern the vote on each proposal.

PROPOSAL 1. ELECTION OF DIRECTORS

The first proposal item to be voted on is the election of eight Directors. The Board has nominated eight people as Directors, each of whom is currently serving as a Director of QuadraMed.

You may find information about these nominees, as well as information about QuadraMed’s Board, its committees, compensation for Directors, and other related matters beginning on Page 5.

You may vote in favor of all the nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. Assuming a quorum, the nominees receiving the highest number of votes will be elected. Stockholders may not cumulate their votes. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends a vote FOR each director nominee.

PROPOSAL 2. APPROVAL AND RATIFICATION OF THE 2004 STOCK COMPENSATION PLAN

The second proposal item to be voted on is to approve and ratify the adoption of the 2004 Stock Compensation Plan.

You may find information about this proposal beginning on Page 23.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the shares present in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote. A majority vote is also required to approve the proposal for purposes of Section 423 of the Internal Revenue Code of 1986, as amended.

The Board of Directors unanimously recommends a vote FOR the approval of the 2004 Stock Compensation Plan.

PROPOSAL 3. APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UNDER THE PLAN FROM 333,450 TO 453,450.

The third proposal item to be voted on is to approve the amendment to the 2002 Employee Stock Purchase Plan.

You may find information about this proposal beginning on Page 28.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the shares present in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote. A majority vote is also required to approve the proposal for purposes of Section 423 of the Internal Revenue Code of 1986, as amended.

The Board of Directors unanimously recommends a vote FOR an increase in the number of shares available under the 2002 Employee Stock Purchase Plan.

PROPOSAL 4. APPROVAL OF INDEPENDENT ACCOUNTANTS, BDO SEIDMAN, LLP

The fourth proposal item to be voted on is to approve BDO Seidman, LLP as QuadraMed’s Independent Certified Public Accountants.

You may find information about this proposal beginning on Page 30.

You may vote in favor of the proposal, vote against the proposal, or abstain from voting. Assuming a quorum, the proposal will pass if approved by a majority of the shares present in person or represented and entitled to vote on the matter. Abstentions will have the same effect as votes against the proposal and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends a vote FOR the approval of BDO Seidman, LLP as Independent Certified Public Accountants.

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any other business to be presented for a vote of the stockholders at the 2004 annual meeting. If any other matters are properly presented for a vote, the people named as proxies will have discretionary authority, to the extent permitted by law, to vote on such matters according to their best judgment.

The chairman of the annual meeting may refuse to allow presentation of a proposal or nominee for the Board if the proposal or nominee was not properly submitted. The requirements for submitting proposals and nominations for this year’s meeting were the same as those described on Page 34 for next year’s meeting.

VOTING AND PROXY PROCEDURE

HOW DO I VOTE?

You may vote in either of two (2) ways:

1.	BY MAIL. Mark your voting instructions on, and sign and date, the proxy card and then return it in the postage-paid envelope provided. If you mail your proxy card, we must receive it before the polls close at the end of the meeting.

If we receive your signed proxy card, but you do not give voting instructions, our representatives will vote your shares FOR Proposals 1, 2, 3, 4 and 5. If any other matters arise during the meeting that requires a vote, the representatives will exercise their discretion.

2.	IN PERSON. Attend the annual meeting, or send a personal representative with an appropriate proxy, in order to vote.

HOW DO I REVOKE MY PROXY OR CHANGE MY VOTING INSTRUCTIONS?

You may revoke your proxy or change your voting instructions in three (3) different ways:

1.	WRITE TO QUADRAMED’S CORPORATE SECRETARY, JOHN C. WRIGHT, AT 12110 SUNSET HILLS ROAD, SUITE 600, RESTON, VIRGINIA 20190.

Your letter should contain the name in which your shares are registered, your control number, the date of the proxy you wish to revoke or change, your new voting instructions, if applicable, and your signature. Mr. Wright must receive your letter before the annual meeting begins.

2.	SUBMIT A NEW PROXY CARD BEARING A LATER DATE THAN THE ONE YOU WISH TO REVOKE. We must receive your new proxy card before the annual meeting begins.

3.	ATTEND THE ANNUAL MEETING AND VOTE IN PERSON (OR BY PERSONAL REPRESENTATIVE WITH AN APPROPRIATE PROXY).

HOW WILL PROXIES BE VOTED IF I GIVE MY AUTHORIZATION?

The Board of Directors has selected Lawrence P. English and John C. Wright, and each of them, to act as proxies with full power of substitution. With respect to the proposal regarding election of directors, stockholders may (a) vote in favor of all nominees, (b) withhold their votes as to all nominees, or (c) withhold their votes as to specific nominees by so indicating in the appropriate space on the enclosed proxy card. With respect to the proposals to approve and ratify the adoption of the 2004 Stock Compensation Plan, approve and ratify amendments to the 2002 Employee Stock Purchase Plan, and approve the appointment of BDO Seidman, LLP as the Company’s independent auditors for fiscal year 2004, stockholders may (i) vote “for”, (ii) vote “against” or (iii) abstain from voting as to each such matter. All properly executed proxy cards delivered by stockholders and not revoked will be voted at the Annual Meeting in accordance with the directions given. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN WITH REGARD TO THE MATTERS TO BE VOTED UPON, THE SHARES REPRESENTED BY A PROPERLY EXECUTED PROXY CARD WILL BE VOTED (i) “FOR” THE ELECTION OF ALL DIRECTOR NOMINEES, (ii) “FOR” THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE 2004 STOCK COMPENSATION PLAN, (iii) “FOR” THE APPROVAL AND RATIFICATION OF THE PROPOSED AMENDMENT TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN, AND (iv) “FOR” THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS. Management knows of no other matters that may come before the Annual Meeting for consideration by the stockholders. However, if any other matter properly comes before the Annual Meeting, the persons named in the enclosed proxy card as proxies will vote upon such matters in accordance with their judgment.

HOW WILL VOTES BE COUNTED?

The inspector of elections appointed by the Board for the annual meeting will calculate affirmative votes, negative votes, abstentions, and broker non-votes. Under Delaware law, shares represented by proxies that reflect abstentions or “broker non-votes” will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

A “broker non-vote” results on a matter when a broker or other “street” or nominee record holder returns a duly executed proxy but does not vote on such matter solely because the record holder does not have discretionary authority to vote on such matter and has not received voting instructions from the beneficial holder. Such record holders have discretionary authority to vote on routine matters, regardless of whether they have received voting instructions. Accordingly, no broker non-votes occur when voting on routine matters. These proposals to amend or adopt stock option plans, such as Proposals Two and Three, however, are not considered routine. Proposals are determined based on the vote of all shares present in person or represented and entitled to vote on the matter. Therefore, abstentions on such proposals have the same effect as a vote “against” such proposals. Broker non-votes have no effect on the vote of such proposals.

WHAT IF MY SHARES ARE NOT REGISTERED IN MY NAME?

If you own your shares in “street name,” meaning that your broker is actually the record owner, you should contact your broker. There are certain instances in which brokers are prohibited from voting shares held for customers without specific voting instructions. When a broker does not have voting instructions and withholds its vote on one of these matters, it is called a “broker non-vote.” Broker non-votes count toward a quorum, and can affect the outcome of certain proposals. See the paragraph above entitled “How Will Votes Be Counted?” for more information.

PROPOSAL ONE

ELECTION OF DIRECTORS

The first agenda item to be voted on is the election of eight Directors. The Board has nominated eight people as Directors, each of whom is currently serving as a Director of QuadraMed. The Board unanimously recommends that you vote FOR such nominees.

The Board of Directors consists of eight directors with each term expiring at the 2005 Annual Meeting. Each of the nominees has indicated his willingness to serve, if elected, but if any of the nominees should be unable or unwilling to serve, the Board may either reduce its size, or designate or not designate a substitute nominee. If the Board designates a substitute nominee, proxies that would have been cast for the original nominee will be cast for the substitute nominee unless instructions are given to the contrary.

NOMINEES FOR DIRECTORS

Lawrence P. English (63) has been our Chairman of the Board since December 2000, and our Chief Executive Officer since June 2000. He was the Founder and Chief Executive Officer of Lawrence P. English, Inc., a private turn-around management firm, from January 1999 to June 2000. He has served as Director of Curative Healthcare Corporation since May 2000. He was the Chairman of the Board and Chief Executive Officer of Aesthetics Medical Management, Inc., a physician practice management company for plastic surgeons, from July 1997 to January 1999. He was the President of CIGNA Healthcare, one of the largest HMO providers in the United States, from March 1992 until August 1996. Until he resigned in September 2002, he served as Director of Clarent Hospital Corporation, formerly Paracelsus Healthcare Corporation, since May 1999 and as the Non-Executive Chairman of the Board since February 2000. Mr. English possesses a Bachelor of Arts degree from Rutgers University and a Masters of Business Administration from George Washington University, and is a graduate of Harvard Business School’s Advanced Management Program.

F. Scott Gross (57) has been a Director since 2000, he is Chairman and Chief Executive Officer of Rivien Health LLC, an outpatient physical therapy and rehabilitation service company in the United States and Canada since February 2004, and immediately prior to that he was a private investor. He was the founder, President, and Chief Executive Officer of Primus Management, Inc., a health services management company (formerly known as Alpha Hospital Management Inc.) from 1989 to December 2001. He has been a Director of Fountain View, Inc., a nursing home chain, since 1999. Mr. Gross earned a Bachelor of Science degree in Biology from California State University at Northridge, and a Masters degree in Public Administration (Healthcare Management Option) from the University of Southern California.

William K. Jurika (63) has been a Director since July 2003. He has been a private investor since 2001. He co-founded JMK Investment Partners LLC, an investment company, and founded Jurika & Voyles, Inc., an investment management firm, in 1976, where he served as the Chief Executive Officer and then Chairman of the Board until 2001. He received a Bachelor of Science degree in Marketing from the University of Denver.

Robert L. Pevenstein (57) has been a Director since September 2003. He has been a Director of the University of Maryland Medical System, which includes six community hospitals, and a Regent of the University System of Maryland, which includes thirteen higher education institutions, since 2003. In 1998 he became the President of Princeville Partners LLC, a mergers and acquisitions and business consulting group. He was the Senior Vice President and Chief Financial Officer of UNC Incorporated, an aviation services and manufacturing company, from 1987 to 1997. Mr. Pevenstein is a Certified Public Accountant, with a Masters of Business Administration from Pepperdine University and Bachelor of Science degrees in Business Administration and Accounting from the University of Maryland.

Michael J. King (64) has been a Director since 1999. He has served as the Chairman and Chief Executive Officer of HealthScribe, Inc., a computerized medical transcription company, since May 1999. He was the Chairman of the Board of Directors and Chief Executive Officer of The Compucare Company, a healthcare information systems company acquired by QuadraMed in March 1999, from 1996 to 1999. Since 1999 he has served as the Director of Osprey Systems, an e-business consulting services firm. He has a degree in Mechanical Engineering from the University of Sheffield and a Masters of Business Administration equivalent in Management Studies from the University of Hatfield.

Cornelius T. Ryan (72) has been a Director since 2000, and previously served as a Director from 1995 to 1999. Mr. Ryan has been a Trustee of Aquila Rocky Mountain Equity Fund, a registered investment company since 1996, a Trustee of Capital Cash Management Trust, a registered investment company since 1976; a Trustee of Churchill Cash Reserves Trust, registered investment company since 2003; and a Trustee of various registered closed-end investment companies with the Neuberger Complex of Funds, since 1982. He is the Founding General Partner of Oxford Partners, LP. a Delaware limited partnership, since 1981 and of Oxford Bioscience Partners LP, since 1991. Oxford is a venture capital firm specializing in life sciences currently managing over $850 million in committed capital. He possesses a Bachelor of Commerce from the University of Ottowa and a Master of Business Administration from the Wharton School of Business at the University of Pennsylvania.

Joseph L. Feshbach (49) has been a Director since 2001. He has served as Chairman of the Board and Chief Executive Officer of Curative Health Services, Inc., a disease management company focused on chronic wound care and specialty pharmacy, since October 2000. He joined Curative’s Board in February 2000. He has been a private investor in QuadraMed since 1998. From 1985 to 1998, he was the General Partner of Feshbach Brothers, a money management and stock brokerage firm.

Robert W. Miller (62) has been a Director since May 2003. Currently, he is an Adjunct Professor of Law, Emory University School of Law. He served as Director of Magellan Health Services, Inc from 1998-2004 and was a non-executive Chairman from 1998-2001. He was a Partner in the law firm of King & Spalding from 1985 until his retirement in 1997. He has a Bachelor of Arts degree in History from the University of Georgia, and earned an LL.B. from Yale Law School.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The Board of Directors held thirteen (13) meetings in 2003, either in person or by telephone. Each director attended at least 75% of all Board and applicable committee meetings during 2003. The following table describes the Board’s committees.

Name	Audit		Compensation		Nominating and Governance		Strategic Planning
Lawrence P. English
F. Scott Gross	X		X		X	*	X
William K. Jurika			X		X		X
Robert L. Pevenstein**	X	*	X
Michael J. King							X
Cornelius T. Ryan			X	*	X
Joseph L. Feshbach							X	*
Robert W. Miller	X				X

*	Chairman
**	Lead Independent Director – responsible for coordinating the activities of the other independent directors and to perform various other duties as established by the Board from time to time.

The standing Board Committees and the number of meetings they held in 2003 were as follows:

•	Audit Committee – 13

•	Compensation Committee – 10

•	Nominating and Governance Committee – 2

•	Strategic Planning Committee – 1

The principal responsibilities and functions of the standing Board committees are as follows:

Audit Committee

•	Acts under a written charter that was amended, restated, adopted, and approved by our Board of Directors on September 24, 2003.

•	Reviews the integrity and accuracy of our auditing, accounting, and reporting processes and consideration and approval of appropriate changes.

•	Reviews our financial reports and other financial information provided to the public and filed with the SEC.

•	Reviews our internal controls regarding finance, accounting, legal compliance, and ethics.

•	Recommends our independent accountants and annually reviews their performance.

•	Performs other functions that the Board may assign to the Committee regarding QuadraMed’s accounting and financial reporting processes, and the audits of the financial statements of QuadraMed.

Note: Our Board of Directors has determined that Mr. Pevenstein is an “Audit Committee financial expert” as defined in Item 401(h) of Regulation S-K. All members of the Audit Committee are independent as required by the Sarbanes-Oxley Act of 2002 and NASDAQ listing requirements.

Compensation Committee

•	Acts under a written charter that was adopted and approved by our Board of Directors on December 23, 2003.

•	Oversees the administration of our employee stock compensation plans, employee stock purchase plan, and disinterested administration of employee benefit plans in which executive officers may participate.

•	Determines senior management compensation and collaborates with senior management on benefit and compensation programs for our employees.

Note: All members of the Compensation Committee are independent.

Nominating and Governance Committee

•	Acts under a written charter that was adopted and approved by our Board of Directors on December 11, 2003.

•	Recommends candidates for election to the Board.

•	Reviews candidates for election to the Board submitted by stockholders before the deadline for stockholder proposals.

•	Develops and makes recommendations to the Board regarding the size and composition of the Board and its committees.

•	Develops and makes recommendations to the Board with respect to corporate governance principles.

•	Responsible for overseeing corporate governance.

Note: All members of the Nominating and Governance Committee are independent.

Strategic Planning Committee

•	Provides supervision and guidance on our growth strategies, including mergers, acquisitions, divestitures, and organic growth initiatives.

Compensation Committee Interlocks and Insider Participation

Directors Ryan, Jurika and Gross were members of the Compensation Committee during 2003. None of the members of the Compensation Committee has ever been an officer or employee of QuadraMed Corporation or any of its subsidiaries.

In 2003, none of QuadraMed’s executive officers:

•	Served as a member of the compensation committee (or committee performing a similar function, or in the absence of such committee, the Board of Directors) of another entity, one of whose executive officers served on QuadraMed’s Compensation Committee or Board of Directors; or

•	Served as a director of another entity, one of whose executive officers served on QuadraMed’s Compensation Committee.

Stockholder Director Nominations

In accordance with the Company’s Amended and Restated Bylaws, any Stockholder entitled to vote for the election of directors at the Annual Meeting may nominate persons for election as directors at the 2005 annual Stockholders meeting only if the Secretary of the Company receives written notice of any such nominations no earlier than February 7, 2005 and no later than March 7, 2005. Any Stockholder notice of intention to nominate a director shall include:

•	the name and address of the Stockholder;

•	a representation that the Stockholder is entitled to vote at the meeting at which directors will be elected;

•	the number of shares of the Company that are beneficially owned by the Stockholder;

•	any material interest of the stockholder;

•	information required by Regulation 14A of the Securities Exchange Act of 1934, as amended;

•	a representation that the Stockholder intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

•	the following information with respect to the person nominated by the Stockholder:

•	name and address;

•	other information regarding such nominee as would be required in a proxy statement filed pursuant to applicable rules promulgated by the SEC, and

•	a description of any arrangements or understandings between the Stockholder and the nominee and any other persons (including their names), pursuant to which the nomination is made; and

•	the consent of each such nominee to serve as a director if elected.

The Chairman of the Board, other directors or senior management of the Company may also recommend director nominees. The Nominating and Corporate Governance Committee will evaluate director nominees, including nominees that are submitted to the Company by a Stockholder, taking into consideration certain criteria, including issues of experience, wisdom, integrity, skills such as understanding of finance and marketing, educational and professional background. At all times, at least one member of the Board must meet the definition of “financial expert” set forth in the Sarbanes-Oxley Act of 2002 for service on the Company’s Audit Committee, and all members of the Board serving on the Company’s Audit Committee must meet the requirements of the NASDAQ Stock Market, Inc. and the Sarbanes-Oxley Act. In addition, directors must have time available to devote to Board activities and be able to work well with the Chief Executive Officer and other members of the Board.

The Company did not receive any Stockholder recommendations for director nominees to be considered by the Nominating and Corporate Governance Committee for the 2004 annual Stockholders meeting.

Stockholder Communications with the Board

Stockholders may contact the Board of Directors as a group or an individual director by the following means: Email: boardofdirectors@quadramed.com

Mail: Board of Directors

  Attn: Lead Independent Director or Corporate Secretary

  QuadraMed Corporation

  12110 Sunset Hills Road

  Suite 600

  Reston, VA 20190

Stockholders should clearly specify in each communication the name of the individual director or group of directors to whom the communication is addressed. Stockholder communications sent by email are delivered directly to Mr. Pevenstein, the lead independent director, and to the Secretary of the Company, who will promptly forward such communications to the specified director addressees. Stockholder communications sent by mail will be promptly forwarded by the Secretary of the Company to the specified director addressee or to Mr. Pevenstein, if such communication is addressed to the full Board of Directors. Stockholders wishing to submit proposals for inclusion in the proxy statement relating to the 2005 annual Stockholders meeting should follow the procedures specified under “Stockholder Proposals for 2005” below. Stockholders wishing to nominate directors should follow the procedures specified under “Proposal One Stockholder Director Nominations.”

The Board of Directors currently does not have a policy with regard to director attendance at the Company’s annual Stockholder meetings; however, it schedules the meeting of the Board of Directors on the same date as the annual Stockholders meeting. Messrs. English, Pevenstein, King and Ryan attended the annual Stockholders meeting in 2003.

CODE OF ETHICS

The Company has adopted a Code of Business Conduct and Ethics for the Company that applies to its employees, officers and directors. The Company has also adopted a Code of Ethics for Principal Executive Officers and Senior Financial Officers that applies to our senior financial employees, including our Chief Executive Officer and Chief Financial Officer. Each of these codes of ethics is posted on the Company’s website, http://www.quadramed.com. The Company filed the Code of Ethics for Principal Executive Officers and Senior Financial Officers as an exhibit to its Form 10-K for the fiscal year ended December 31, 2003.

DIRECTOR COMPENSATION

QuadraMed executive officers do not receive additional compensation for service as a director.

Compensation for non-employee directors in 2003 is shown in the following table:

COMPENSATION

Annual Retainer Fee(1)	$15,000

Annual Option Grant(2)	34,500 shares to ongoing directors(3)

Board Meeting Attendance	$1,500 – in person or by telephone

Committee Meeting Attendance	$1,500 – in person or by telephone $2,000 – in person or by telephone for Audit Committee Meetings(4) (5)

Expenses	Reasonable

Option Grant Upon First Election	46,000 shares to new directors(6)

Option Grant Upon Election as Committee Chairman	None

(1)	Non-employee directors may elect to participate in the Director Fee Option Grant Program under QuadraMed’s 1996 Stock Incentive Plan. This program allows non-employee directors to apply all or a percentage of their annual retainer fee otherwise payable in cash to a special option grant. The terms of the special option grant are:

Exercise Price:	One-third ( 1/3) of the fair market value of QuadraMed common stock, as determined by the closing price reported on the applicable stock exchange or market, on the first trading day of January (FMV).

No. of Option Shares:	Equal to the amount of annual retainer fee elected divided by two-thirds ( 2/3) of the FMV, rounded down to the next whole share.

Vesting:	•	Fifty percent (50%) on completion of six (6) months of Board service

	•	Remaining fifty-percent (50%) in six (6) equal monthly installments thereafter

	•	Immediate vesting upon director’s death or disability

	•	Immediate vesting upon the occurrence of a Corporate Transaction or Change of Control (each as defined in QuadraMed’s 1996 Stock Incentive Plan) while the director is a Board member.

Term:	Ten (10) years.

(2)	The terms of the stock option are:

Exercise Price:	Equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on the applicable stock exchange or market, on the date of grant.

Vesting:	•	Death or disability.

	•	Change of Control.

Term:	Ten (10) years.

(3)	These 34,500 shares are the annual option grants for fiscal years 2003, 2004, and 2005. These shares vest 33% on grant, 33% on the one-year anniversary, and 33% on the two-year anniversary of the date of grant. Prior to May 29, 2003, annual option grants to existing directors was 11,500 shares.
(4)	Mr. Gross received a total of $105,000 for services on the company’s Audit Committee from March 2003 through September 2003 and a total of $30,000 for services on a Special Committee of the Board evaluating strategic opportunities for the company for March and April 2003.
(5)	Prior to May 29, 2003, directors received $1,500 for attendance at each Audit Committee meeting.
(6)	These 46,000 shares are the annual option grants for new directors for fiscal years 2003, 2004 and 2005. These shares vest 50% on the one-year anniversary and 50% on the two-year anniversary of the date of grant. Prior to May 29, 2003, the grant to a new director was 23,000 shares. The exercise price is equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on a nationally recognized stock exchange or market, on the date of election.

EXECUTIVE OFFICERS

Michael S. Wilstead (46) has been President of QuadraMed since March 2003 and Chief Operating Officer since December 2001. He previously served as President of the Health Information Management Service and Software Divisions and the former EZ-CAP Division. He joined QuadraMed in July 1998 as Vice President of Sales. He was the Group President at STERIS Corporation, an infection control and surgical support products company, from 1995 to 1998. He held various positions at AMSCO International, a medical equipment company that was purchased by STERIS in 1995, from 1990 to 1995. Mr. Wilstead earned a Bachelor of Science degree in Business Administration from the University of Phoenix.

Charles J. Stahl (57) has been Chief Financial Officer and Executive Vice President from April 2003 through March 31, 2004. He is a Certified Public Account, and was a Partner with Deloitte and Touche LLP from 1978 to 2001, with various roles and responsibilities including Managing Partner of the Valuation and Realty Consulting Group, National Director of Financial Consulting, and audit partner in the technology industry. He is currently a member of Financial Executives International, a professional association of senior-level corporate financial executives, which is dedicated to advancing ethical, responsible financial management, and a member of the American Institute of Certified Public Accountants. Mr. Stahl earned his Bachelor of Science degree in Business and Accounting from Indiana University.

John C. Wright (55) has been the Executive Vice President and Corporate Secretary since September 2003 and Chief Financial Officer since April 1, 2004. He is a Certified Public Accountant, and acted as an advisor to our Audit Committee from January 2003 to July 2003. He served as the Chief Financial Officer of Teligent, Inc. from September 2000 to March 2001. Prior thereto, he was a partner with Ernst & Young from 1982. Mr. Wright earned his Bachelor of Science Degree in Accounting from the University of North Carolina at Chapel Hill.

Dean A. Souleles (43) became Chief Technology Officer in August 2000. From September 2002 until November 2003, he served as the Executive Vice President of the Enterprise Software Division. He joined QuadraMed in February 2000 as Vice President of Development. He served as the Chief Technology Officer and Director of Research and Development for Chase Systems, Inc., a software and technical services firm serving the mortgage credit reporting industry, from March 1997 to February 2000. He was Chief Technology Officer of SureNet Corporation, an Internet service provider, from October 1995 to December 1996. He was also a consultant to NASA’s Jet Propulsion Laboratory as principal engineer and system architect on various space, civil, and defense programs from March 1986 to October 1995. A recipient of the Department of Transportation, Federal Aviation Administration Weather and Flight Service Systems Director’s Award, Mr. Souleles was educated in Computer Science at California State University, Northridge.

Frank J. Pecaitis (40) is the Senior Vice President of Client Development. He joined QuadraMed as a result of the company’s acquisition of Compucare in 1999 where he served as a sales executive and expert in Hospital Information Systems. Before assuming his present position in October 2003, Mr. Pecaitis served as Senior Vice President of Sales and Client Management for our Enterprise Division, Chief Marketing Officer, West Area Vice President of Sales, and as Senior Vice President of Sales and Marketing for the Enterprise Division. Previously, he worked as a Vice President of Western Field Sales after several years as a top sales performer with Compucare. In 1985, Mr. Pecaitis began his career as an Administrative Resident at the Hospital of the University of Pennsylvania and later held several client services and sales positions with Professional Healthcare Systems prior to joining Compucare in 1992. Mr. Pecaitis graduated from The Pennsylvania State University with a Bachelor of Science degree in Health Planning and Administration.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the accompanying notes set forth certain information, as of March 29, 2004, concerning the beneficial ownership of our common stock by: (1) each person who is known by us to beneficially own more than five percent of our common stock, (2) each director of our company, (3) each named executive officer, and (4) all directors and named executive officers as a group. The beneficial ownership percentages have been calculated based on 31,142,341 shares of common stock outstanding on March 23, 2004.

Under the SEC’s rules, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of a security if that person has the right to acquire beneficial ownership within 60 days. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. Unless otherwise indicated by footnote, the named entities or individuals have sole voting and investment power with respect to the shares of common stock which they beneficially own. All persons listed have an address in care of QuadraMed’s principal executive offices, except as otherwise noted. All information with respect to beneficial ownership has been furnished to us by our respective stockholders, unless otherwise noted.

Name of Beneficial Owner	Number of Shares Owned		Right to Acquire		Total	Percentage
David M. Knott (1)(2)	1,731,300		—		1,731,300	5.6%
Zazove Associates, LLC (3)(4)	1,219,088		2,069,718	(5)	3,288,806	9.9%
Lawrence P. English (6)(7)	925,000	(8)	1,294,233		2,219,233	6.8%
F. Scott Gross (6)	—		78,669		78,669	*
William K. Jurika (6)	3,806,040		7,282		3,813,322	12.2%
Robert L. Pevenstein (6)	10,000		—		10,000	*
Michael J. King (6)	—		207,708		207,708	*
Cornelius T. Ryan (6)	5,000		78,014		83,014	*
Joseph L. Feshbach (6)	20,000		63,623		83,623	*
Robert W. Miller (6)	3,000		—		3,000	*
Michael S. Wilstead (7)	447,000	(9)	472,030		919,030	2.9%
Charles J. Stahl (7)	75,000	(10)	162,500		237,500	*
Dean A. Souleles (7)	75,000	(11)	137,261		212,261	*
Frank Pecaitis (7)	7,027		233,531		240,558	*
John Wright (7)	100,000	(12)	—		—	*

All directors and executive officers as a group (13 people)	5,473,067		2,734,851		8,207,918	24.2%

*	Less than 1% of our outstanding shares of common stock.
(1)	Address: 485 Underhill Boulevard, Suite 205, Syosset, New York 11791
(2)	This information was obtained from the Schedule 13G/A filed with the SEC by Mr. Knott on February 11, 2004.
(3)	Address: 940 Southwood Boulevard, Suite 200, Incline Village, NV 89451
(4)	This information was obtained from the Schedule 13G filed with the SEC by Zazove Associates on January 9, 2004.
(5)	Represents the number shares issuable upon the exercise of warrants to purchase common stock owned by Zazove Associates, LLC, as reflected in its Schedule 13G filed on January 9, 2004. Zazove Associates, LLC is controlled by Gene T. Pretti, its Chief Executive Officer and majority equity holder.
(6)	Director
(7)	Executive Officer
(8)	This number of shares includes 825,000 restricted shares for which Mr. English has sole voting power, but which are subject to contractual limitations on transfer.

(9)	This number of shares includes 444,500 restricted shares for which Mr. Wilstead has sole voting power, but which are subject to contractual limitations on transfer.
(10)	This number of shares includes 75,000 restricted shares for which Mr. Stahl has sole voting power, but which are subject to contractual limitations on transfer.
(11)	This number of shares includes 75,000 restricted shares for which Mr. Souleles has sole voting power, but which are subject to contractual limitations on transfer.
(12)	This number of shares includes 100,000 restricted shares for which Mr. Wright has sole voting power, but which are subject to contractual limitations on transfer

EXECUTIVE COMPENSATION

The following tables show, for the last three fiscal years, compensation information for QuadraMed’s Chief Executive Officer and the next four most highly compensated executives. Other tables that follow provide more detail about the specific type of compensation. Each of these officers is referred to as a “named executive officer”.

Summary Compensation Table:

	Annual Compensation						Long Term Compensation
Name and Principal Position	Fiscal Year	Salary ($) (1)	Bonus ($) (2)		Other Compensation ($)		Restricted Stock Awards ($) (3)	Securities Underlying Options (#)	All Other Compensation ($) (4)
Lawrence P. English (5) Chairman of the Board and Chief Executive Officer	2003 2002 2001	410,000 407,500 400,000	431,000 200,000 —	(6)	— — —		1,687,500 — 360,000	925,000 110,000 —	4,000 4,000 46,886	(7)

Michael S. Wilstead (8) President and Chief Operating Officer	2003 2002 2001	296,250 285,000 237,083	296,250 113,125 111,625	(9)	— — —		843,750 62,090 367,000	492,500 40,000 100,000	4,000 4,000 3,400

Charles J. Stahl (10) Chief Financial Officer	2003 2002 2001	202,971 N/A N/A	100,000 N/A N/A	(11)	— N/A N/A		86,250 N/A N/A	300,000 N/A N/A	— N/A N/A

Dean A. Souleles (12) Executive Vice President and Chief Technology Officer	2003 2002 2001	224,257 202,500 180,000	138,795 87,500 63,250	(13)	71,104 111,045 —	(14) (15)	— — 180,000	142,900 55,000 —	4,000 3,400 1,650

Frank J. Pecaitis (16) Senior Vice President	2003 2002 2001	184,050 180,000 180,000	326,973 — 68,828	(17)	— 662,889 —	(18)	— — —	417,900 17,900 —	— — —

(1)	If approved by the Compensation Committee, selected executive officers may elect to apply from $10,000 to $50,000 of their annual base salary to a special option grant under the Salary Investment Option Grant Program of the 1996 Stock Incentive Plan (1996 Plan). There were no executive officers selected for the program by the Compensation Committee in 2003.
(2)	Bonus payments in each year were made pursuant to the preceding year’s Incentive Plan.
(3)	The amounts shown represent the dollar value of QuadraMed common stock on the date the restricted stock was granted. All such grants of restricted stock (“Restricted Shares”) were made under the 1996 Stock Incentive Plan. The Restricted Shares cliff vest on the third anniversary of the grant, except for the 2003 grants to Mr. English and Mr. Wilstead, which cliff vest on April 15, 2007. The Restricted Shares are subject to forfeiture if employment terminates before becoming fully vested and non-forfeitable.

The following is a summary of all outstanding grants of Restricted Shares to the named executive officers:

•	On June 8, 2001, Mr. English received a grant of 150,000 Restricted Shares; and Messrs. Wilstead and Souleles each received grants of 75,000 Restricted Shares.

•	On December 13, 2001, Mr. Wilstead received a grant of 25,000 Restricted Shares.

•	On February 19, 2002, Mr. Wilstead received a grant of 7,000 Restricted Shares.

•	On April 15, 2003, Mr. Stahl received a grant of 75,000 Restricted Shares.

•	On December 30, 2003, Mr. English received a grant of 675,000 Restricted Shares, and Mr. Wilstead received a grant of 337,500 Restricted Shares.

As of December 31, 2003, the aggregate number of all restricted shares held by each named executive officer and the dollar values of the Restricted Shares (equal to the product of the number of Restricted Shares multiplied by $2.65, the closing price reported by the Over-the-Counter Bulletin Board on December 31, 2003) were as follows: Mr. English, 825,000 shares ($2,186,250); Mr. Wilstead, 444,500 shares ($1,177,925); Mr. Stahl, 75,000 shares ($198,750); and Mr. Souleles 75,000 shares ($198,750).

(4)	Unless otherwise noted, amount shown is QuadraMed’s annual contribution on behalf of the named executive officer to the QuadraMed 401(k) Plan.
(5)	Mr. English was appointed QuadraMed’s Chief Executive Officer effective June 12, 2000 and elected Chairman of the Board effective December 31, 2000.
(6)	This represents a $123,000 bonus payment and a $308,000 payment under his Key Employment Retention agreement. See “Executive Compensation – Key Employee Retention Agreements”.
(7)	Includes QuadraMed’s annual contribution of $6,410 on behalf of Mr. English to QuadraMed’s 401(k) Plan, $35,801 attributable to the net increase in Mr. English’s state income tax solely related to pre-employment gross adjusted income, and payment of professional fees of $4,675 associated with preparation of Mr. English’s personal tax returns. Although provided in his employment agreement, Mr. English did not lease an automobile.
(8)	Mr. Wilstead joined QuadraMed in July 1998 and was appointed Chief Operating Officer in December 2001 and President in March 2003.
(9)	This represents a $71,250 bonus payment and a $225,000 payment under his Key Employment Retention agreement. See “Executive Compensation – Key Employee Retention Agreements”.
(10)	On April 15, 2003, QuadraMed appointed Mr. Stahl as Chief Financial Officer and Executive Vice President. From December 23, 2002 to April 15, 2003, Mr. Stahl served as a consultant and, for his services, he received $192,000 in compensation. This compensation is not reflected in this table.
(11)	Mr. Stahl received a signing bonus of $100,000 upon the commencement of his employment with QuadraMed.
(12)	Mr. Souleles joined QuadraMed in February 2000 and was appointed Chief Technology Officer in November 2003. From September 2002 to November 2003, he was Executive Vice President of the Enterprise software division. From August 2000 to September 2002, he was Chief Technology Officer.
(13)	This represents a $55,000 bonus payment and an $83,795 payment under his Key Employment Retention agreement. See “Executive Compensation – Key Employee Retention Agreements”.
(14)	This represents $71,104 on stock in relocation expenses.
(15)	Represents amount of gain from exercise of options by Mr. Souleles.
(16)	Mr. Pecaitis joined QuadraMed in February 1999 and was appointed Senior Vice President in February 2001.
(17)	This represents a $224,273 bonus payment, a $10,000 merit bonus, and a $92,700 payment under his Key Employment Retention agreement. See “Executive Compensation – Key Employee Retention Agreements”.
(18)	This represents commissions in the amount of $263,027 and an amount of gain on stock options of $399,861.

Option Grants In Last Fiscal Year

This table shows stock options granted to the named executive officers during the 2003 fiscal year. All stock options listed below were granted to executive officers under the 1996 Stock Incentive Plan.

	Individual Grants (1)							Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation For Option Term ($) (4)
Name	Number of Securities Underlying Options Granted (2)		% Of Total Options Granted to Employees In Fiscal 2003		Exercise of Base Price ($/Sh) (3)		Expiration Date
								5%	10%
Lawrence P. English	825,000 100,000	(5)	14.94 1.81	% %	$ $	2.50 0.98	12/30/13 03/14/13	$1,297,095 72,323	$3,287,094 183,280
Michael S. Wilstead	50,000 30,000 412,500	(5)	0.91 0.54 7.47	% % %	$ $ $	1.45 1.14 2.50	01/14/13 02/20/13 12/30/13	45,595 21,508 648,548	115,546 54,506 1,643,547
Charles J. Stahl	300,000		5.43%			$1.15	04/15/13	216,969	549,841
Dean A. Souleles	25,000 17,900 100,000		0.45 0.32 1.81	% % %	$ $ $	1.45 1.14 1.15	01/14/13 02/20/13 04/15/13	22,797 12,833 72,323	57,773 32,522 183,280
Frank J. Pecaitis	25,000 17,900 375,000		0.45 0.32 6.79	% % %	$ $ $	1.45 1.14 1.15	01/14/13 02/20/13 04/15/13	22,797 12,833 271,211	57,773 32,522 687,301

.
(1)	This table does not include the 1,500,000 and 750,000 options of Mr. English and Mr. Wilstead, respectively, granted by the Board of Directors and later surrendered to the company by Mr. English and Mr. Wilstead due to an insufficient number of shares being available under the 1996 Stock Incentive Plan. Mr. English and Mr. Wilstead received options in December 2003 when the number of shares available in the 1996 Stock Incentive Plan had been increased. All such December 2003 options are reflected in this table.
(2)	The option has a maximum term of ten years, subject to earlier cancellation upon termination of the named executive officer’s service with QuadraMed. In the event of an acquisition of QuadraMed by merger or asset sale, the vesting will accelerate and the option shares will become fully exercisable unless assumed by the successor corporation, unless provided otherwise in an option agreement. If terminated other than for cause, a recipient’s option shares shall vest. However, if the recipient ceases to remain employed with us for any reason (other than death, permanent disability, misconduct, or termination for cause) while his option is outstanding, then he shall have a period of twenty-four (24) months, or thirty-six (36) months in the case of Mr. English and Mr. Wilstead’s December 2003 option grants, (commencing with the date of such termination of employment) during which to exercise this option, but in no event shall this option be exercisable at any time after the expiration date.
(3)	The exercise price is equal to the fair market value of QuadraMed common stock, as determined by the closing price reported on The NASDAQ Stock Market, the “Pink Sheets”, or the Over-the-Counter Bulletin Board on the date prior to grant.
(4)	There can be no assurance provided to the named executive officer or any other holder of QuadraMed’s securities that the actual stock price appreciation over the 10-year option term will be at the assumed 5% and 10% compounded annual rates or at any other defined level. Unless the market price of QuadraMed common stock appreciates over the option term, no value will be realized from the option granted to the named executive officer.
(5)	Twenty-five percent (25%) of the option shares vest on April 15, 2004, and the balance vests in equal monthly installments over the next three years of service

Aggregated Option Exercises In 2003 and Year-End Option Values

This table shows the value of unexercised stock options held by each named executive officer as of December 31, 2003. None of the named executive officers exercised any options in 2003.

	Number of Securities Underlying Unexercised Options at Fiscal Year End (#)		Value of Unexercised In the Money Options At Fiscal Year End ($) (1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Lawrence P. English	925,417	1,109,583	$131,250	$309,500
Michael S. Wilstead	308,749	578,751	72,325	182,300
Charles J. Stahl	100,000	200,000	150,000	300,000
Dean A. Souleles	80,105	192,795	33,741	216,943
Frank J. Pecaitis	102,634	453,117	69,383	650,217

(1)	Calculated by subtracting the option exercise price from the closing price of QuadraMed common stock on December 31, 2003, as reported on Over-the-Counter Bulletin Board, and multiplying the difference by the applicable number of exercisable or unexercisable option shares

Employment Agreements and Termination and Change of Control Provisions

QuadraMed has employment agreements with its Chairman and CEO, Lawrence P. English, and the other named executive officers, Michael S. Wilstead, Dean A. Souleles, and Frank J. Pecaitis. All of these agreements are “at will” and have similar terms and conditions as set forth in the following table. The employment agreement with Charles J. Stahl does not have terms similar to the following table since his agreement contemplates his employment terminating on or about March 31, 2004.

Term	•	Two years, automatically renewed unless three months’ prior notice for Mr. English and Mr. Wilstead.

	•	One year, automatically renewed for terms of one year unless one month’s prior notice for the other named executive officers.

CEO English’s Compensation	•	Annual base rate of salary determined by the Compensation Committee.

	•	Discretionary bonus target of 60% of annual base rate of salary determined by the Compensation Committee.

	•	Enhanced cash bonus of 50% of target annual bonus to be paid on December 31, 2003 if QuadraMed exceeds the cash flow goals determined by the Board for 2001, 2002, and 2003 or the three year aggregate total, only if the executive remains employed by QuadraMed.

	•	Additional discretionary bonuses determined by the Compensation Committee based on achievement of specified goals established by the Board.

Other Executive Officer Compensation	•	Annual base rate of salary approved by the Compensation Committee. Discretionary bonus target of 50% of annual base rate of salary determined by the Compensation Committee.

	•	Enhanced cash bonus of 50% of target annual bonus to be paid on December 31, 2003, if QuadraMed exceeds the cash flow goals determined by the Board for 2001, 2002, and 2003 or the three year aggregate total, only if the executive remains employed by QuadraMed.

	•	Additional discretionary bonuses determined by the Compensation Committee based on achievement of specified goals established by the Board.

Benefits	•	Participation in group life, medical, and dental insurance.
	•	Accidental death and dismemberment plan.
	•	Other employee benefits, including 401(k) plan, profit sharing, stock purchase and option plans.

Vacation	•	Four weeks.

Options	•	Issued pursuant to QuadraMed’s 1996 Stock Incentive Plan.

Expenses	•	Customary, ordinary, and necessary business expenses.
	•	Relocation.
	•	Preparation of personal tax returns for Mr. English only.
	•	Automobile lease for Mr. English only.

Termination for Cause or Nonperformance	•	Acts of fraud, embezzlement, or misappropriation of proprietary information, trade secrets, or confidential information.
	•	Failure to adhere to QuadraMed policies.
	•	Failure to devote full working time and effort to performance of duties.(1)

Change of Control	•	Merger or acquisition in which QuadraMed is not the surviving entity.
	•	Stockholder approved sale, transfer, or disposition of all or substantially all of QuadraMed’s assets.
	•	Transfer of substantially all of QuadraMed’s assets pursuant to a partnership or joint venture in which QuadraMed’s interest is less than 50%.
	•	Reverse merger in which QuadraMed is the surviving entity but in which more than 50% of QuadraMed’s shares are transferred.
	•	Change in ownership such that one person or entity becomes beneficial owner of more than 50% of QuadraMed’s shares.
	•	Majority of the Board is replaced in a 12-month period by Directors not endorsed by the majority of the existing Board.

Involuntary Termination	•	Termination not for cause.
	•	Involuntary discharge or dismissal.
	•	Failure to renew employment agreement.
	•	Material reduction in responsibilities.

CEO English’s Severance on Involuntary Termination Other Than in Connection with a Change of Control	•	Two times then current annual base salary.
	•	Acceleration of unvested options so that at least 250,000 shares will be vested and exercisable as of the date of termination.
	•	Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.
	•	Severance conditioned on complete and unconditional release.

CEO English’s Severance on Change of Control or Involuntary Termination Within 24 Months of a Change of Control	•	Two times then current annual base salary and annual target bonus.
	•	Two years of life, health, and disability plan coverage.
	•	Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.

	•	To extent not assumed by the acquiring company, acceleration of all unvested options, which terminate pursuant to the terms of the grant.

	•	Acceleration of unvested options and restricted stock.

	•	In lieu of other severance, Mr. English may voluntarily terminate his employment, contingent on continued employment for a minimum of 60 days, whereupon one-half of unvested options shall accelerate and, together with all vested options, remain exercisable for the full term of the option.

Other Executive Officer Severance	•	One times then current annual base salary.

On Involuntary Termination Other Than in Connection With a Change of Control	•	One year of life, health, and disability plan coverage.
	•	Acceleration of unvested options, restricted stock, and phantom stock.
	•	Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.
	•	Severance conditioned on complete and unconditional release.

Other Executive Officer Severance On Change of Control or Involuntary Termination within 24 months of a Change of Control	•	One times then current annual base salary and annual target bonus.
	•	Two years of life, health, and disability plan coverage.
	•	To extent not assumed by the acquiring company, acceleration of all unvested options.
	•	Gross up payment if any severance payment is subject to excise tax under Section 4999 of Internal Revenue Code.

(1)	Mr. English, pursuant to his agreement, is permitted to serve as a member of up to three outside boards of directors.

Key Employee Retention Agreements

In March 2003, at a time in which the company was preparing the restatement of its financial statements and anticipated being delisted from the NASDAQ Stock Market, QuadraMed’s Board of Directors approved its Special Committee’s recommendation that the company enter into retention agreements with a total of fifteen key employees, including its Chairman and CEO, Lawrence P. English, and three other named executive officers, Michael S. Wilstead, Dean A. Souleles, and Frank J. Pecaitis. The purpose of such agreements was to provide additional incentives to these employees to continue their employment with the company through the successful achievement of one of certain strategic objectives. Each of the key employee retention agreements requires that in exchange for the employee’s continued employment with the company (unless terminated earlier by the company for cause), commitment to use his or her best efforts to achieve the selected strategic objective, and agreement not to disclose any of the company’s confidential or proprietary information, the company will pay the applicable employee an amount as follows: (i) 25% of such amount on the date the company’s common stock is delisted from the NASDAQ Stock Market; (ii) 25% of such amount upon the earlier of three months from the delisting or the announcement of a filing of a plan of reorganization in bankruptcy; and (iii) 50% of such amount upon the earliest of (A) the listing of our common stock on a U.S. national securities exchange or upon the relisting of our common stock on the NASDAQ National Market or NASDAQ Small Cap Market, (B) the closing date of the sale of the company and/or its assets, (C) the closing date of the sale of the division of the company in which the employee is employed, or (D) the emergence of the company and/or its assets from a plan of reorganization. The total retention benefit payable to the company’s named executive officers is as follows: Lawrence P. English, $615,000; Michael S. Wilstead, $450,000; Dean A. Souleles, $167,590; and Frank J. Pecaitis, $185,400, of which 50% has been paid to each key employee in accordance with the terms of their agreement.

DIRECTORS’ AND OFFICERS’ LIABILITY INSURANCE

The Company currently has three insurance policies insuring the directors and officers of the Company and its subsidiaries against any liability incurred by them while acting within the scope of their duties as a director or officer. The policies are for a maximum amount of $15 million and have a deductible of $500,000.

Compensation Committee Report On Executive Compensation

QuadraMed’s Compensation Committee establishes general executive compensation policies and reviews and determines the salaries, bonuses, and discretionary option grants awarded to QuadraMed’s executives, including the Chief Executive Officer.

The Compensation Committee retained an independent compensation consulting firm in 2003 to provide advice on executive compensation matters and provide it with the following:

•	Comparative executive compensation information, including salary, bonus, and option data for companies similar to QuadraMed and that compete with QuadraMed for executive talent.

•	Specific recommendations to maintain QuadraMed’s executive compensation at levels competitive with the marketplace.

The following table summarizes the key policies, factors, and other compensation information that the Compensation Committee used in determining 2003 executive compensation, including that of the Chief Executive Officer:

Policies

•      Provide competitive compensation to attract and retain highly-skilled executives.

•      Align and tie executive personal performance to QuadraMed’s financial performance through the use of variable and long-term incentive awards.

Executive Compensation Elements

•      Annual base salary, tied to the Compensation Committee’s evaluation of personal executive performance and the competitive marketplace for comparable executives.

•      Variable incentive awards, tied to achievement of QuadraMed’s financial goals set at the beginning of the fiscal year and evaluation of personal executive contribution.

•      Long-term equity-based incentive awards, tied to aligning the interests of executive officers with stockholders’ interests.

2003 Factors

•      Contribution margin targets set by the Board.

•      Improvement of management processes.

•      Development of long-term corporate business, research and development, and financial strategies.

•      Improved communication with customers, the investment community, and the Board.

With regard to the compensation of the Chief Executive Officer, the Compensation Committee evaluated QuadraMed’s contribution margins and Mr. English’s performance on a variety of matters, including improvement of management processes, reduction in expenses, strengthening of the management team, increase in revenues, development of long-term corporate business and financial strategies, and improved communication with customers, the investment community, and the Board.

Pursuant to Section 162(m) of the Internal Revenue Code, QuadraMed is not allowed a tax deduction for non-performance based compensation paid to an executive officer in excess of $1 million in any fiscal year. Non-

performance based compensation paid to a QuadraMed executive officer in 2003 did not exceed this limitation and it is unlikely that this limitation will be exceeded in the foreseeable future. Consequently, the Compensation Committee has decided not to take any action to limit or restructure the elements of cash compensation payable to QuadraMed’s executive officers. This decision will be reconsidered, however, should the non-performance based compensation of any executive officer ever approach the $1 million level.

The Board did not modify or reject any Compensation Committee action or recommendation regarding executive compensation for the 2003 fiscal year.

Compensation Committee:

Cornelius T. Ryan, Chairman
F. Scott Gross
Robert L. Pevenstein
William K. Jurika

Performance Graph

The following chart, produced by Research Data Group, depicts QuadraMed’s performance for the period beginning on December 31, 1998, and ending December 31, 2003, as measured by total stockholder return on the common stock compared with the total return of the NASDAQ Stock Market (U.S.) Index and the NASDAQ Computer and Data Processing Index. Upon request, QuadraMed will furnish stockholders a list of the component companies of such indexes.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG QUADRAMED CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*$100 Invested on 12/31/98 in stock or index – including reinvestment of dividends. Fiscal year ending December 31.

	Cumulative Total Return
	12/98	12/99	12/00	12/01	12/02	12/03
QUADRAMED CORPORATION	100.00	42.53	3.97	41.22	12.78	12.93
NASDAQ STOCK MARKET (U.S.)	100.00	192.96	128.98	67.61	62.17	87.61
NASDAQ COMPUTER & DATA PROCESSING	100.00	216.79	113.10	88.84	61.04	80.89

Notwithstanding anything to the contrary set forth in any of QuadraMed’s previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by QuadraMed under those statutes, the preceding Report of the Compensation Committee of the Board of Directors on Executive Compensation and QuadraMed’s Stock Performance Graph will not be incorporated by reference into any of those prior filings, nor will such report or graph be incorporated by reference into any future filings made by QuadraMed under those statutes.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Lawrence P. English, QuadraMed’s Chairman and Chief Executive Officer, is a Director of Curative Health Services, Inc., serves as Chairman of its Executive Committee, is a member of the Audit Committee, and served as Chairman of the Compensation Committee until June of 2002. Joseph L. Feshbach, a QuadraMed Director, is the Chairman of the Board of Curative Health Services, Inc.

Joseph L. Feshbach, elected to QuadraMed’s Board in August 2001, provided consulting and advisory services to QuadraMed related to the development of financial and merger and acquisition strategies from April to August 2001. For these services, Mr. Feshbach was paid $25,000 and he received an option to purchase 20,000 shares of QuadraMed stock with an exercise price of $2.42 that vested fully on July 31, 2001. Mr. Feshbach exercised this option on December 6, 2001, at a fair market value of $8.30 per share, as determined by the closing price reported on The NASDAQ Stock Market on the date of exercise. In 2001, he was attributed with income of $117,600 as a result of the exercise. On January 3, 2002, Mr. Feshbach sold 10,000 shares of those acquired in the 2001 exercise at an average sale price of $10.031 per share, and thereby realized an additional aggregate net gain of $17,310 on the option shares. Mr. Feshbach held the remaining 10,000 option shares as of March 1, 2002.

Michael J. King, a QuadraMed director, is a former QuadraMed employee and was president of the Compucare Company, acquired by QuadraMed in 1999. Mr. King is the Chief Executive Officer of HealthScribe, Inc., a provider of transcription services. Prior to Mr. King’s appointment as HealthScribe’s CEO, QuadraMed entered into a subcontract for transcription services at a healthcare facility managed by QuadraMed. During 2001, QuadraMed paid HealthScribe, Inc. a total of $253,240 for transcription services. At the end of March 2001, this subcontract was terminated and the healthcare facility managed by QuadraMed contracted directly with HealthScribe for services.

LARGEST SECURITY HOLDERS

William K. Jurika, a director of QuadraMed, beneficially owns 12.2%, Zazove Associates, LLC beneficially owns 9.9%, David M. Knott beneficially owns 5.6% and Lawrence P. English, QuadraMed’s Chairman and Chief Executive Officer beneficially owns 6.8% of QuadraMed’s common stock (see “Security Ownership of Directors and Executive Officers as of March 29, 2004,” above).

QuadraMed is not aware of any other beneficial owner of five percent (5%) or more of its outstanding shares of common stock.

EQUITY COMPENSATION PLAN INFORMATION

This table provides information about our common stock subject to equity compensation plans as of December 31, 2003. All of our plans have been approved by our Stockholders.

Plan Category	Number of securities to be issued upon exercise of outstanding options		Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans
Approved By Stockholders*	11,162,826	(1)	$3.56	959,889	(2)

*	We have 2 active equity compensation plans, the 1996 Stock Incentive Plan, as amended, and approved by stockholders June 15, 2001 (the 1996 Plan); and the 1999 Supplemental Stock Option Plan, as amended, and approved by stockholders October 5, 2000 (the 1999 Plan), see also Proposal Two below.
(1)	Includes options originally issuable under various benefit plans of entities acquired by us.
(2)	This number excludes options and restricted shares outstanding and shares issued upon exercise of options plan-to-date, as of December 31, 2003. The 1996 Plan provides for automatic future increases in the number of shares of common stock available for issuance, such that on the first trading day of each calendar year that number is increased by an amount equal to 1.5% of the total number of shares of common stock outstanding on the last trading day of the immediately preceding calendar year as such, 415,208 additional shares became available for issuance on January 1, 2004.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires QuadraMed’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of QuadraMed’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of QuadraMed’s equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish QuadraMed with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, QuadraMed believes that all reporting requirements under Section 16(a) for the fiscal year ended December 31, 2003, were met in a timely manner by its directors, executive officers, and greater than ten percent (10%) beneficial owners, except: Mr. English failed to file five Form 4s reporting 6 transactions which occurred in December 2003, August 2003, April 2003, March 2003, and February 2002 and submitted one late-filed Form 5 to report same transactions; Mr. Gross failed to file five Form 4s reporting 5 transactions which occurred in May 2003, February 2003, July 2002, April 2002 and January 2002, and submitted one late-filed Form 5 to report same transactions; Mr. Jurika failed to file two Form 4s reporting two transactions that occurred in July 2003 and submitted one late-filed Form 5 to report same transactions; Mr. Pevenstein submitted one late-filed Form 4 in January 2004 reporting one transaction that occurred in November 2003, one late-filed Form 4 in January 2004 reporting one transaction that occurred in September 2003, and submitted one late-filed Form 3; Mr. King failed to file two Form 4s reporting 2 transactions which occurred in May 2003 and April 2002 and submitted one late-filed Form 5 to report the same transactions; Mr. Feshbach failed to file one Form 4 reporting one transaction that occurred in May 2003 and submitted one late-filed Form 5 to report the transaction; Mr. Souleles failed to file four Form 4s reporting 4 transactions which occurred in April 2003, February 2003, January 2003, and November 2002 and submitted one late-filed Form 5 to report the same transactions; Mr. Wilstead failed to file six Form 4s reporting 8 transactions which occurred in December 2003, August 2003, April 2003, February 2003, January 2003 and February 2002 and submitted one late-filed Form 5 to report the same transactions; Mr. Wright submitted one late-filed Form 3; Mr. Stahl submitted one late-filed Form 3; Mr. Pecaitis submitted one late-filed Form 3; and Mr. Ryan failed to file three Form 4s reporting 3 transactions which occurred in May 2003, April 2002, and January 2002 and submitted one late-filed Form 5 to report the same transactions.

PROPOSAL TWO

APPROVAL AND RATIFICATION OF 2004 STOCK COMPENSATION PLAN

The second proposal item to be voted on is the approval and ratification of the 2004 Stock Compensation Plan.

PROPOSAL TWO

ADOPTION OF THE 2004 STOCK COMPENSATION PLAN

The stockholders are asked to vote to adopt the 2004 Stock Compensation Plan (the “2004 Plan”) that will provide stock compensation to employees, consultants, directors, and advisors based on their service to the Company, their performance and other factors. The following information outlines the major features of the 2004 Plan. Please refer to the more specific provisions contained in the full text of the 2004 Plan set forth as Exhibit B to this Proxy Statement. The Board unanimously recommends that you vote FOR this proposal.

Stock Compensation Plans at QuadraMed

The maximum number of shares of common stock that may be issued under the QuadraMed Corporation 1996 Stock Incentive Plan (the “1996 Plan”) is currently 10,345,368 (subject to adjustment for certain capital structure changes, as set forth in the 1996 Plan). As of March 29, 2004, awards covering a total of 9,384,754 shares were outstanding or had been exercised under the 1996 Plan. Accordingly, 960,614 shares remain available for future awards under the 1996 Plan.

The maximum number of shares of common stock that may be issued under the QuadraMed Corporation 1999 Supplemental Stock Option Plan (the “1999 Plan”) is currently 4,000,000, subject to adjustment from time to time for certain capital structure changes, as set forth in the 1999 Plan. As of March 29, 2004, awards covering a total of 3,424,245 shares were outstanding or had been exercised under the 1999 Plan. Accordingly, 575,755 shares remain available for future awards.

The 2004 Plan will replace the 1996 Plan and the 1999 Plan. The 2004 Plan will roll those shares available for future awards 1,536,369 remaining in the 1996 Plan and 1999 Plan into the 2004 Plan.

The following is a summary of the key features of the 2004 Plan:

Plan Term

May 6, 2004 – May 6, 2014

Eligible Participants

Employees, prospective employees (conditioned upon acceptance of employment), advisors, consultants, directors, or other service-providers of the Company, its subsidiaries, or affiliates, selected by the Compensation Committee

Shares Authorized

1,536,369

Share Limits Per Person

The maximum number of shares that may be granted to any one individual as stock options or stock appreciation rights is 1,500,000 shares in any one calendar year period. The maximum number of shares that may be granted to any one individual as restricted stock or restricted unit is 750,000 shares in any one calendar year period.

Vesting

In general, 25% of the Option shares will vest after one year, and the remaining 75% of the Option shares will vest monthly over the following thirty-six months; however, the Compensation Committee may provide a longer or shorter vesting period in the Award Agreement. Restricted Stock and Restricted Stock Units may or may not be subject to vesting; vesting (in full or in installments) shall occur upon the satisfaction of the conditions as stated in the recipient’s Award Agreement

Termination and Amendments

In general, the Board has the right to amend or terminate the 2004 Plan at any time; provided, however, that no amendment shall be effective without stockholder approval to the extent required by the Internal Revenue Code, securities laws and listing requirements or accounting standards. The Compensation Committee may modify, extend or renew awards under the 2004 Plan. However, neither the Compensation Committee nor the Board may reprice any options or stock appreciation rights without the prior approval of the stockholders

Awards

The Compensation Committee shall make awards of stock options, stock appreciation rights, restricted stock and restricted stock units in its discretion. Certain awards may be tied to an individual or the Company meeting performance-based criteria.

All awards of stock options, stock appreciation rights, restricted stock, and restricted stock units under the 2004 Plan shall be evidenced by an Award Agreement.

Adjustments

In the event of a recapitalization, stock split, stock dividend, combination of shares of the Company’s common stock ($0.01 par value), share exchange, or any similar corporate transaction or event in respect of the Company’s common stock, the 2004 Plan will be appropriately adjusted in the number and class of shares reserved for the granting of awards and in the number, class and price of shares covered by awards granted pursuant to the 2004 Plan but not then exercised.

Stock Options

The 2004 Plan authorizes the issuance of both nonqualified options and incentive stock options (within the meaning of Section 422(b) of the Internal Revenue Code of 1986, as amended). The exercise price per share of stock options granted under the 2004 Plan shall be determined by the Compensation Committee, but shall not be less than the fair market value of the common stock as of the date of grant. The Compensation Committee will determine the option term at the time of grant, which may not be longer than 10 years. Payment of the exercise price of a stock option may be in cash, common stock owned by the optionholder or by a combination of cash and common stock. The 2004 Plan also authorizes the use of certain “cashless” exercise methods.

Stock Appreciation Rights

A stock appreciation right entitles the award recipient to receive, in Company common stock, value equal to the excess of the fair market value of one share of common stock over the exercise price established by the Compensation Committee in the Award Agreement, multiplied by the number of shares specified in the stock appreciation right. The Compensation Committee may direct that stock appreciation right may be exercised for such number of shares and within such period only at such time or times as may be determined by the Compensation Committee. The exercise price per share shall not be less than the fair market value of the common stock on the date of grant. The Compensation Committee may specify vesting periods in the Award Agreement.

Restricted Stock and Restricted Stock Units

Restricted stock awards are shares of Company common stock awarded under the 2004 Plan that are subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service or achievement of one or more of the performance objectives described above, as determined by the Compensation Committee. A restricted stock unit is an award payable in cash or common stock of the Company and represented by a bookkeeping credit that equals the fair market value of a share of common stock on the date of grant, and which amount shall be subsequently increased or decreased to reflect the fair market value of a share of common stock on any date from the date of grant up to the date that the restricted stock unit is paid to the recipient. Unlike restricted stock, restricted stock units are not outstanding shares of common stock and do not entitle the recipient to voting or other rights with respect to the common stock of the Company. However, an award of restricted stock units may provide for the crediting of additional restricted stock units based on the value of dividends paid on the Company’s common stock while the award is outstanding.

Awards of restricted stock or restricted stock units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. During any restricted period, the recipient shall not be permitted to sell, transfer, pledge or assign any restricted stock awarded under the 2004 Plan.

The holders of restricted stock awarded under the 2004 Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. An Award Agreement may, however, require that the holders of restricted stock invest any cash dividends received in additional restricted stock. Such additional restricted stock shall be subject to the same conditions and restrictions as the award with respect to which the dividends were paid.

Transferability

Stock options, restricted stock, restricted stock units and stock appreciation rights granted under the 2004 Plan are transferable only as provided by the Compensation Committee, by the participant’s last will and testament, and by the applicable laws of descent and distribution. Restricted stock and restricted stock units may not otherwise be sold, transferred, assigned, pledged or otherwise encumbered or disposed of until the applicable restrictions lapse.

Change of Control

Stock options, restricted stock, restricted stock units and stock appreciation rights granted under the 2004 Plan will become exercisable/fully vested upon the occurrence of a Change of Control as defined in the 2004 Plan.

Termination, Death and Retirement

Subject to certain exceptions, stock options and stock appreciation rights will expire 90 days after the termination of a participant’s employment or his retirement (two years in the case of a Section 16 insider). If a participant dies before exercising his stock option or stock appreciation right during the term of such stock option or stock appreciation right, the stock option or stock appreciation right remains exercisable for a period of one year after the date of death (two years in the case of a Section 16 insider) by the person who inherits the right to exercise by bequest or inheritance, and in no event may a stock option or stock appreciation right be exercised after the expiration of the its term.

In the event of the participant’s retirement, permanent disability or death, or in cases of special circumstances, the Compensation Committee, in its sole discretion, may waive, in whole or in part, any or all remaining restrictions with respect to such participant’s restricted stock.

Non-Employee Director Option Grant Program

Each individual who is first elected or appointed as a non-employee member of the Company’s Board of Directors shall automatically be granted, a nonqualified stock option to purchase 46,000 shares of common stock (the “initial grant”), if the individual has not previously been employed by the Company or one of its subsidiaries or affiliates. Beginning in 2006, on the date of each annual stockholders meeting, each individual who is to continue to serve as a non-employee Board member will automatically be granted a nonqualified stock option to purchase 12,000 shares of common stock if that individual has not been awarded an initial option under the Non-Employee Director Option Grant Program as of the date of either of the preceding two annual stockholder meetings.

The exercise price of these shares will be the fair market value per share of common stock as of the grant date, and shall be payable in cash or shares of the Company’s common stock, at the discretion of the Compensation Committee. The right to exercise each initial 46,000-share option grant will vest as follows: (i) one-half of the stock option shares will vest upon completion of one year of Board service and (ii) the balance of the stock option shares will vest upon the participant’s completion of his or her second year of Board service.

The right to exercise each annual 12,000-share option grant shall vest in equal monthly installments over twelve months.

The participant will have a two year period following the date of the participant’s cessation of Board service in which to exercise each such option. All of a participant’s stock options will immediately vest if the participant’s Board service ends by reason of death or permanent disability, and the participant or the person inheriting his options have twelve months following such cessation of Board service in which to exercise the stock options. However, if the participant’s Board service ends for any reason other than death or permanent disability, all unvested stock options will immediately terminate and cease to be outstanding. In the event of a Change of Control, as defined in the 2004 Plan, the shares of common stock at the time subject to each outstanding stock option but not otherwise vested will automatically vest in full and become fully exercisable.

Director Fee Option Grant Program

Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under the Director Fee Option Grant Program.

Each stock option in this program has an exercise price per share of 33 1/3% of the fair market value per share of common stock as of the grant date. The number of shares of common stock subject to the stock option shall be determined by a formula established in the plan.

With respect to the stock option, half of the shares will vest upon the participant’s completion of six months of Board service in the calendar year for which his or her election under the Director Fee Option Grant Program is in effect, and the balance of the shares will vest in a series of six (6) successive equal monthly installments upon the participant’s completion of each additional month of Board service during that calendar year. In general each vested stock option held under the Director Fee Option Grant Program will remain exercisable until two years after date of cessation of Board service. If the participant dies or becomes permanently disabled, each stock option held by the participant under the Director Fee Option Grant Program shall immediately vest in full.

Deferral Election

Any participant may irrevocably elect, with the approval of the Compensation Committee, to defer the delivery of the proceeds of the exercise of any stock option or stock appreciation right not transferred under the 2004 Plan. Deferrals are only allowed for exercises which occur while the participant is an active Company employee. Deferred share units shall be valued at the fair market value on the date of exercise. The Compensation Committee may, at its sole discretion, allow for the early payment of a participant’s deferred share units account in the event of an “unforeseeable emergency” (as defined in the 2004 Plan) or in the event of the death or permanent disability of the participant.

Administration

The 2004 Plan will be administered by the Compensation Committee. The Chief Executive Officer shall have authority to grant to any person, other than a Section 16 insider, an aggregate award or awards of up to 50,000 shares of common stock in any calendar year; and any such award or awards will be considered as the action of the Compensation Committee.

Cancellation and Rescission of Awards; Repurchase of Shares

Unless the Award Agreement specifies otherwise, the Compensation Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred awards at any time if the participant is not in compliance with all applicable provisions of the applicable Award Agreement and the 2004 Plan, or if the participant engages in any “detrimental activity” (as defined in the 2004 Plan).

In the event a participant fails to comply with the 2004 Plan provisions regarding detrimental activity prior to, or during the six months after, any exercise, payment or delivery pursuant to an award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of a rescission, the participant must pay the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, on the required terms.

Unless a different repurchase right or obligation is specified in a separate agreement between the Company and the participant, the shares of common stock acquired in connection with an award issued under this 2004 Plan shall be subject to a right (but not an obligation) of repurchase by the Company at fair market value of the shares being repurchased. If the Participant transfers any shares of common stock, the right of repurchase will apply to the transferee to the same extent as to the participant.

Tax Consequences

Other than incentive stock options, stock option grants under the 2004 Plan are non-qualified stock options governed by Section 83 of the Code. Generally, no federal income tax is payable by a participant upon the grant of a stock option and no deduction is taken by the Company at that time. Under current tax laws, if a participant exercises a non-qualified stock option, he or she will be taxed on the difference between the fair market value of the common stock on the exercise date and the option price; and the Company will be entitled to a corresponding deduction on its income tax return. In general, a participant is not taxed upon the exercise of an incentive stock option (unless the alternative minimum tax applies), and any gain realized on the sale of shares by exercise of the option will be taxed as capital gain provided the applicable holding periods are met. The Company is generally not entitled to any deduction on its income tax return relative to the grant or exercise of an incentive stock option.

Restricted stock, restricted stock units and stock appreciation rights are also taxed under Section 83 of the Code. Generally, no taxes are due when the award is initially made, but the award becomes taxable when it is no longer subject to a “substantial risk of forfeiture” (i.e., become vested or transferable). Income tax is paid on the value of the stock, units or stock appreciation rights at ordinary rates when the restrictions lapse, and then at the capital gain rates when the shares are sold, and a deduction is taken by the Company at that time.

Other Information

For a discussion of the Company’s executive compensation policy, refer to the Report of the Compensation Committee on page 19.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL THREE

APPROVAL AND RATIFICATION OF AN AMENDMENT TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON EXERCISE OF OPTIONS GRANTED UNDER THE PLAN FROM 333,450 TO 453,450.

QuadraMed’s stockholders are being asked to approve and ratify an increase in the number of shares reserved for issuance upon exercise of options granted under the 2002 Employee Stock Purchase Plan from 333,450 to 432,250, which is payroll deduction based and intended to qualify under Section 423 of the Internal Revenue Code (“Code”), and provides employees the opportunity to acquire common stock ownership in QuadraMed.

Based on the Compensation Committee’s recognition that the Company’s success is dependent upon its ability to attract and retain talented employees and that one of the best ways to compete for such personnel is to offer significant potential rewards which are tied to the Company’s success, the Board adopted the ESPP on January 28, 2003 and on April 29, 2002 the stockholders approved and ratified the adoption of the ESPP. The Board believes that all employees of the Company and its subsidiaries should be provided the opportunity to acquire or increase their holdings of the Company’s Common Stock. When adopted, 333,450 shares of Common Stock were reserved for the grant of options under the ESPP. As of February 2, 2004, 202,238 options had been granted and exercised under the ESPP.

The following provides a summary of the Plan:

Plan Administrator

The Compensation Committee.

Plan Administrative Expense

QuadraMed shall bear all costs of Plan administration.

Authorized Shares

Currently, 333,450 with adjustments based on stock splits, dividends, recapitalizations, and other changes. After amendment, 453,450 with adjustments based on stock splits, dividends, recapitalizations, and other changes. If rights granted under the Plan expire, lapse, or otherwise terminate without being exercised, unpurchased shares are available for re-issuance under the Plan.

Offering / Purchase

Determined by Plan Administrator and not exceeding twenty-four (24) months, generally divided into four (4) semi-annual purchase periods. If price of common stock is lower at the end of period Offering/Purchase Periods than at the beginning, then the Offering terminates and a new one begins. The initial period began August 1, 2002, and ended on January 31, 2003. Subsequent offering periods commenced on February 1, 2003 and occur every six months thereafter.

Employee Eligibility and Limitations

Any employee expected to work over 20 hours per week for more than 5 months may participate in the Plan. The Company currently has approximately 870 such employees. Annual purchase eligibility is limited to fair market value of shares not to exceed $25,000 at the time of the purchase, and a maximum of 750 shares can be purchased on any one purchase date. No employee can participate in the Plan if they own more than 5% of outstanding shares of QuadraMed or any subsidiary. If an employee becomes eligible to participate in the middle of a purchase period, Employee Eligibility participation commences at the beginning and of the next purchase period. Employees may withdraw from the Plan up to the last day of purchase period and accumulated deductions will be returned without interest and without ability to participate in remainder of offering. Termination of employment for any reason immediately terminates right to participate in Plan and employee will be returned accumulated payroll deductions without interest. Employees may not transfer any rights under the Plan.

Payroll Deduction Limitations

Any multiple of 1% up to 10% of annual base salary. Participants may reduce or increase percentage of contribution according to terms of the Plan. Payroll deductions are credited to participant’s account under the Purchase Plan and deposited with QuadraMed’s general funds. No additional payments may be made into participant’s account.

Purchase Price

The lower of (i) 85% of the fair market Purchase Price value of a share of common stock on a participant’s entry date or (ii) 85% of the fair market value of a share of common stock on the last day of the purchase period.

Plan Suspension, Termination or Amendment

The Compensation Committee may suspend, terminate, or amend the Plan at any time. Amendments (i) increasing the number of shares reserved; (ii) modifying eligibility requirements, or (iii) modifying any other provision that would materially increase the benefits accruing to Plan Participants must be approved by the stockholders within 12 months to comply with the requirements of Section 423 of the Code. Rights granted before the Plan’s amendment or terminations are not affected by any amendment or termination without employee consent.

Change of Control

Purchase rights are accelerated in the event of a Corporate Transaction (as defined in the Plan).

Certain Federal Income Tax Implications

The following summarizes certain U.S. federal income tax considerations generally applicable to purchase rights granted under the Plan, if approved. This summary does not purport to be complete and is based on current provisions of the U.S. federal tax laws and regulations, all of which are subject to change (possibly with retroactive effect) and does not address any tax consequences arising under the laws of any state, local or foreign jurisdiction.

QuadraMed has no income tax consequences from implementation of the Plan and is entitled to deduct amounts paid to employees as ordinary income under the Plan to the extent the employee recognized ordinary income on a disqualifying disposition of such shares. The Plan is intended to qualify for favorable federal income tax treatment under Section 423 of the Code. Assuming the satisfaction of certain conditions, a participant will not recognize income for federal income tax purposes upon enrollment in the Plan or upon purchase of QuadraMed common stock under the Plan. All tax consequences are deferred until a participant sells the shares or otherwise disposes of the shares. If Plan shares are held for more than one year after the date of purchase and more than two years after the beginning of the applicable Offering Period, upon a sale or disposition of the shares, an employee will generally realize ordinary income to the extent of the lesser of: (i) the actual gain (the amount by which the fair market value of the shares at the time of such sale or disposition exceeds the purchase price); or (ii) an amount equal to 15% of the fair market value of the shares on the first day of the Offering Period, if the shares were purchased at no less than 85% of the fair market value of the shares on the first day of the Offering Period.

Any additional gain upon the sale or disposition of shares should be treated as long-term capital gain. If the shares are sold or otherwise disposed of within either the one-year or the two-year holding periods described above (in either case a “disqualifying disposition”), the employee would realize ordinary income at the time of sale or other disposition taxable to the extent that the fair market value of the shares at the date of purchase was greater than the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period.

The Board of Directors unanimously recommends that you vote FOR this proposal.

PROPOSAL FOUR

APPROVAL OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The fourth proposal item to be voted on is to approve the appointment of BDO Seidman, LLP as independent public accountants for the fiscal year ending December 31, 2004.

The Audit Committee has appointed, and the Board has approved, BDO Seidman, LLP to act as QuadraMed’s independent certified public accountants for the fiscal year ending December 31, 2004. The Board has directed that such appointment be submitted to QuadraMed’s stockholders for ratification at the 2004 annual meeting. BDO Seidman, LLP were QuadraMed’s independent certified public accountants for the fiscal year ending December 31, 2002 and 2003.

Stockholder ratification of the appointment of BDO Seidman, LLP as QuadraMed’s independent certified public accountants is not required. The Board, however, is submitting the appointment to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the appointment, the Board will reconsider whether or not to retain BDO Seidman, LLP or another firm. Even if the appointment is ratified, the Board, in its discretion, may direct the appointment of a different accounting firm at any time during the 2004 fiscal year if the Board determines that such a change would be in the best interests of QuadraMed and its stockholders.

Representatives of BDO Seidman, LLP are expected to be present at the 2004 annual meeting and will have an opportunity to make a statement if they so desire. They will be available to respond to appropriate questions.

The Board of Directors unanimously recommends that you vote FOR this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee operates under a written charter adopted by the Board of Directors, a copy of which is attached to this proxy statement as Exhibit C. All members of the Audit Committee meet the independence and knowledge requirements of the marketplace rules of The NASDAQ Stock Market, Inc. The Audit Committee oversees QuadraMed’s financial reporting process on behalf of the Board of Directors. The Audit Committee appoints and retains QuadraMed’s independent public accountants, whose appointment is confirmed and ratified by the Board of Directors. Management has the primary responsibility for overseeing preparation of the financial statements and the overall reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Audit Committee reviewed with BDO Seidman, LLP, QuadraMed’s independent certified public accountants who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of QuadraMed’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and QuadraMed and received and reviewed the written disclosures and letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board approved) the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Committee and the Board have also recommended the selection of BDO Seidman, LLP as QuadraMed’s independent certified public accountants for 2004.

AUDIT COMMITTEE

Robert L. Pevenstein, Chairman

Robert Miller

F. Scott Gross

CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANTS

On April 5, 2002, QuadraMed, upon the approval of our Audit Committee and our Board of Directors, appointed PricewaterhouseCoopers, LLP (“PwC”) as our independent public accountant and dismissed Pisenti & Brinker, LLP (“P&B”), which had been appointed our independent public accountants on May 8, 2000, and had served in such capacity for the fiscal years ending December 31, 2000 and 2001, and subsequent interim periods.

P&B’s reports on our financial statements for the fiscal years 2000 and 2001 and any subsequent interim period did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no disagreements between QuadraMed and P&B on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of P&B, would have caused them to make reference to the subject matter of such disagreements in connection with their reports during our fiscal years 2000 and 2001, and any subsequent interim period.

Furthermore, during QuadraMed’s fiscal years 2000 and 2001, and any subsequent interim period, P&B never advised QuadraMed that it had concerns with our internal controls, management’s representations, financial statements prepared by management, scope of their audit, or previously issued financial statements and Reports of Independent Auditors.

We asked P&B to provide us with a letter addressed to the SEC stating whether it agreed with QuadraMed’s disclosures and, if not, to specify in which respects it did not agree. A copy of such letter, dated May 15, 2002, is filed as an exhibit to the S-1 registration statement filed on January 21, 2004.

On April 28, 2003, QuadraMed dismissed PwC as our independent accountants. Our Audit Committee made the decision to change independent accountants.

PwC did not report on our consolidated financial statements for any fiscal year. During their retention as our independent accountants from April 5, 2002 through April 28, 2003, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the consolidated financial statements.

PwC did, however, inform both management and our Audit Committee of its concerns regarding material weaknesses in the company’s system of internal controls, policies and procedures, including the adequacy and reliability of certain financial information, and certain financial personnel. Specifically, PwC reported material weaknesses in 1) the accounting for software revenue and related expense recognition, 2) the reporting of discontinued operations, 3) the accounting for the company’s investment in certain non-consolidated subsidiaries, 4) the accounting for certain life insurance contracts and the Supplemental Executive Retirement Plan (“SERP”), 5) the accounting and reporting of non-recurring charges, 6) the accounting for stock-based compensation, 7) the accounting and reporting of capitalized software development costs, 8) the accounting for income taxes, 9) the documentation supporting the accounting for certain business combinations, and 10) timely analysis and reconciliation of general ledger accounts. PwC further stated that these material weaknesses would require PwC to expand the scope of its uncompleted audit of fiscal year 2002, and that its findings to date may materially impact the fairness and reliability of our previously issued financial statements as previously filed with the SEC and the report of the prior independent public accountants on those financial statements. We requested that PwC furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 5, 2003, was filed on our Current Report on Form 8-K with the SEC on May 5, 2003.

We engaged BDO Seidman, LLP (“BDO”) as our new independent accountants as of May 5, 2003.

As a result of the matters discussed above, as well as management’s discovery and analysis of accounting and financial reporting errors, the Audit Committee concluded at a meeting on August 9, 2002 that the restatement of the company’s consolidated financial statements for the years ended December 31, 2001 and 2000 and the unaudited condensed consolidated financial statements for the quarter ended March 31, 2002, was required. Deloitte & Touche LLP (“Deloitte”) was engaged to perform forensic accounting and other services in connection with accounting, disclosure and other issues that resulted in the restatements and rendered an extensive report to the Audit Committee and the company. The Audit Committee re-engaged Pisenti & Brinker, LLP (“P&B”), the company’s independent public accountants who immediately preceded PwC, to reaudit the years ended December 31, 2000 and 2001.

In October 2002, the Audit Committee further concluded after additional meetings that the year ended December 31, 1999, a year previously audited by Arthur Andersen LLP, required restatement as well, for the same reasons as mentioned above. Upon the completion of the audit of the restated years by P&B, we filed an amended Form 10-K/A for the year ended December 31, 2001 on June 6, 2003, and an amended Form 10-Q/A for the period ended March 31, 2002 on August 15, 2003.

As of December 31, 2003, an evaluation was performed under the supervision and with the participation of the company’s management, including the Chief Executive Officer (the “CEO”) and the Chief Financial Officer (the “CFO”), of the effectiveness of the design and operation of the company’s disclosure controls and procedures (as defined in Rules 13a-15(e), and 15d-15(e) under the Securities and Exchange Act of 1934). Based on that evaluation, the company’s management, including the CEO and CFO, concluded that the company’s disclosure controls and procedures were effective as of December 31, 2003. There have been no significant changes in the company’s disclosure controls over financial reporting that occurred during the quarter ended December 31, 2003 that have materially affected, or are reasonably likely to materially affect, our disclosure controls over financial reporting.

Also as of December 31, 2003, our CEO and CFO evaluated the effectiveness of our internal controls over financial reporting. They concluded that our practices and procedures are appropriate under the circumstances except for the following material weakness. In connection with performing its audit of our financial results for 2002 and 2003, BDO Seidman, LLP informed us that they noted a matter involving internal control that they considered to be a material weakness. A material weakness is a reportable condition in which the design or operation of one or more internal control components does not reduce to a relatively low level the risk that errors or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. Reportable conditions are matters coming to the auditor’s attention that relate to significant deficiencies in the design or operation of internal control and could adversely affect the organization’s ability to record, process, summarize and report financial data consistent with the assertions of management in the financial statements.

Our Enterprise Division has not implemented procedures to track movements in deferred revenue on an overall roll forward basis. As such, it is difficult for management to continually monitor movements in this account. To mitigate this weakness, the deferred revenue analysis, by customer, needs to be and is scrutinized at the end of each month, quarter and year end. In addition, analytical review work is done at the end of each period but not on an overall roll forward basis. We are in the process of upgrading our computer software and adding new modules that will provide the aforementioned overall roll forward analysis.

A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. No significant changes were made to our internal controls over financial reporting that could significantly affect these controls subsequent to the date of their evaluation.

Since September 2003, the Company has been current with all of its filings required by the SEC.

FEES OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

For work performed in regard to fiscal year 2003, QuadraMed paid BDO the following fees for services, as categorized:

	2003	2002
Audit Fees (1)	$410,600	$653,200
Audit Related Fees (2)	$16,500	$9,400
Tax Fees (3)	—	—
All Other Fees (4)	—	—

Total	$427,100	$662,200

(1)	Includes fees for audit services principally relating to the annual audit and quarterly reviews and to registration statements.
(2)	Includes audit related fees for acquisition due diligence procedures and audit of employee benefit plan.
(3)	There were no tax fees incurred.
(4)	There were no other fees incurred.

All audit and audit related services were pre-approved by the Audit Committee, which concluded that the performance of such services by BDO was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to QuadraMed will be voted in accordance with the recommendation of the Board, or in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

From time to time stockholders present proposals that may be proper subjects for inclusion in the proxy statement and for consideration at an annual meeting. Under the rules of the Securities and Exchange Commission, to be included in the proxy statement for the 2005 annual meeting, QuadraMed must receive proposals no later than January 6, 2005.

Pursuant to QuadraMed’s bylaws, stockholders may present proposals that are proper subjects for consideration at an annual meeting, even if the proposal is not submitted by the deadline for inclusion in the proxy statement. QuadraMed’s bylaws require all stockholders who intend to make proposals at an annual stockholders meeting to submit their proposals to QuadraMed no later than the close of business on the 60th day prior to nor earlier than the close of business on the 90th day prior to the anniversary date of the previous year’s annual meeting. To be eligible for consideration at the 2005 annual meeting, proposals that have not been submitted by the deadline for inclusion in the proxy statement must be received by QuadraMed between February 7, 2005 and March 7, 2005. In the event the date of the 2005 annual meeting is changed by more than 30 days from the date contemplated as of the date of this proxy statement, stockholder notice must be received not earlier than the close of business on the 90th day prior to the 2005 annual meeting nor later than the close of business on the 60th day prior to the 2005 annual meeting. However, in the event a public announcement of the date of the 2005 annual meeting is first made fewer than 70 days prior to the annual meeting, stockholder proposals must be made by the close of business on the 10th day following such public announcement. These provisions are intended to allow all stockholders to have an opportunity to consider business expected to be raised at the meeting.

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It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. YOU, THEREFORE, ARE URGED TO EXECUTE PROMPTLY AND RETURN THE ACCOMPANYING PROXY IN THE ENVELOPE THAT HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. Stockholders who are present at the meeting may revoke their proxies and vote in person or, if they prefer, may abstain from voting in person and allow their proxies to be voted.

By Order of the Board of Directors

John C. Wright
Executive Vice President and Corporate Secretary

March 31, 2004

Reston, Virginia

EXHIBIT A

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

OF QUADRAMED CORPORATION

This Charter identifies the purpose, composition, meeting requirements, committee responsibilities, annual evaluation procedures and investigations and studies of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of QuadraMed Corporation, a Delaware corporation (the “Company”).

I. PURPOSE

The Committee has been established to: (a) assist the Board in its oversight responsibilities regarding (1) the integrity of the Company’s financial statements, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent accountant’s qualifications and independence and (4) the performance of the Company’s internal audit function; (b) prepare the report required by the United States Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement; (c) appoint, retain, compensate, evaluate and terminate the Company’s independent accountants; (d) approve audit and non-audit services to be performed by the independent accountants; and (e) perform such other functions as the Board may from time to time assign to the Committee overseeing the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. In performing its duties, the Committee shall seek to maintain an effective working relationship with the Board, the independent accountants, the internal auditors and management of the Company.

II. COMPOSITION

The Committee shall be composed of at least three, but not more than five, members (including a Chairperson), all of whom shall be “independent directors,” as such term is defined in the rules and regulations of the SEC and the NASDAQ Stock Market. The members of the Committee and the Chairperson shall be selected annually by the Board and serve at the pleasure of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board. The Board may designate one or more independent directors as alternate members of the Committee, who may replace any absent or disqualified member or members at any meetings of the Committee. No person may be made a member of the Committee if his or her service on the Committee would violate any restriction on service imposed by any rule or regulation of the SEC or any securities exchange or market on which shares of the common stock of the Company are traded.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement, or will become able to do so within a reasonable period of time. Additionally, there will be at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities, and at least one member of the Committee shall be an “audit committee financial expert”. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant. The Chairperson shall maintain regular communication with the chief executive officer, chief financial officer, the lead partner of the independent accountant and the manager of the internal audit.

Except for Board and Committee fees, a member of the Committee shall not be permitted to accept any fees paid directly or indirectly for services as a consultant, legal advisor or financial advisor or any other fees prohibited by the rules of the SEC and the NASDAQ Stock Market. In addition, no member of the Committee may be an affiliated person of the Company or any of its subsidiaries. Members of the Committee may receive their Board and Committee fees in cash, Company stock or options or other in-kind consideration as determined by the Board or the Compensation Committee, as applicable, in addition to all other benefits that other directors of the Company receive. No director may serve on the Committee, without the approval of the Board, if such director simultaneously serves on the audit committee of more than three public companies.

III. MEETING REQUIREMENTS

The Committee shall meet as necessary, but at least four times each year to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson, preferably in conjunction with regular Board meetings. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Without a meeting, the Committee may act by unanimous written consent of all members. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore, in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.

The Committee may ask members of management, employees, outside counsel, the independent accountants, internal auditors or others whose advice and counsel are relevant to the issues then being considered by the Committee, to attend any meetings and to provide such pertinent information as the Committee may request.

The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board from time to time (but at least once each year) as requested by the Board.

As part of its responsibility to foster free and open communication, the Committee should meet periodically with management, the internal auditors and the independent accountants in separate executive sessions to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee or at least its Chairperson should meet with the independent accountants and management quarterly to review the Company’s financial statements prior to their public release consistent with the provisions set forth below in Section IV. The Committee may also meet from time to time with the Company’s investment bankers, investor relations professionals and financial analysts who follow the Company.

IV. COMMITTEE RESPONSIBILITIES

In carrying out its responsibilities, the Committee’s policies and procedures should remain flexible to enable the Committee to react to changes in circumstances and conditions so that it can fulfill its oversight responsibilities. In addition to such other duties as the Board may from time to time assign, the Committee shall have the following responsibilities:

A.	Oversight of the Financial Reporting Processes

1.	In consultation with the independent accountants and the internal auditors, review the integrity of the Company’s financial reporting processes, both internal and external.

2.	Review and approve all related-party transactions.

3.	Consider the independent accountants’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting. Consider alternative accounting principles and estimates.

4.	Annually review with management, and separately with independent accountant, major issues regarding the Company’s auditing and accounting principles and practices and its presentation of financial statements, including the adequacy of internal controls and special audit steps adopted in light of material internal control deficiencies and any audit problems or difficulties.

5.	Discuss with management and legal counsel the status of pending litigation, taxation matters, compliance policies and other areas of oversight applicable to the legal and compliance area as may be appropriate.

6.	Meet at least annually with the chief financial officer, the internal auditors and the independent accountants in separate executive sessions.

7.	Review all analyst reports and press articles about the Company’s accounting and disclosure practices and principles.

8.	Review all analyses prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any analysis of the effect of alternative generally accepted accounting principle (“GAAP”) methods on the Company’s financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

9.	Review with management and the independent accountants the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

10.	Establish and conduct procedures for the receipt, retention and treatment of complaints from the employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

11.	Discuss with management the policies with respect to risk assessment and risk management. Although it is management’s duty to assess and manage the Company’s exposure to risk, the Committee should discuss guidelines and policies to govern the process by which risk assessment and management is handled and review the steps management has taken to monitor and control the Company’s risk exposure.

12.	Meet separately with management to discuss accounting and auditing related issues.

13.	Prepare regular reports to the Board of Directors on all matters within the scope of the Committee’s functions.

B.	Review of Documents and Reports

1.	Review and discuss with management and the independent accountants the Company’s annual audited financial statements and quarterly financial statements (including disclosures under the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operation”) and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion or review rendered by the independent accountants, considering, as appropriate, whether the information contained in these documents is consistent with the information contained in the financial statements and whether the independent accountants and legal counsel are satisfied with the disclosure and content of such documents. These discussions shall include consideration of the quality of the Company’s accounting principles as applied in its financial reporting, including review of audit adjustments (whether or not recorded) and any such other inquires as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Company’s audited consolidated financial statements in the Company’s annual report on Form 10-K.

2.	Review and discuss with management and the independent accountants earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee need not discuss in advance each earnings release but should generally discuss the types of information to be disclosed and the type of presentation to be made in any earnings release or guidance.

3.	Review the regular internal reports to management prepared by the internal auditors and management’s response thereto.

4.	Review reports from management, the internal auditors and the independent accountants on the Company’s subsidiaries and affiliates, compliance with the Company’s code(s) of conduct, applicable law and insider and related party transactions.

5.	Review with management and the independent accountants any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding the Company’s financial statements or accounting policies.

6.	Prepare the report required by the rules of the SEC to be included in the Company’s annual proxy statement.

7.	Submit the minutes of all meetings of the Committee to, or discuss the matters discussed at each Committee meeting with, the Board.

8.	Review any restatements of financial statements that have occurred or were recommended. Review the restatements made by other clients of the independent accountants.

C.	Independent Accountant Matters

1.	Interview and retain the Company’s independent accountants, considering the accounting firm’s independence and effectiveness and approve the engagement fees and other compensation to be paid to the independent accountants.

2.	Meet with the independent accountants and the Company’s financial management to review the scope of the proposed external audit for the current year.

3.	On an annual basis, the Committee shall evaluate the independent accountants’ qualifications, performance and independence. To assist in this undertaking, the Committee shall require the independent accountants to submit a report (which report shall be reviewed by the Committee) describing (a) the independent accountants’ internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm or by any inquiry or investigations by governmental or professional authorities (within the preceding five years) respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues and (c) all relationships the independent accountants have with the Company and relevant third parties to determine the impact, if any of such relationships on the independence of the independent accountants. In making its determination, the Committee shall consider not only auditing and other traditional accounting functions performed by the independent accountants, but also consulting, legal, information technology services and other professional services rendered by the independent accountants and its affiliates. The Committee shall also consider whether the provision of any of these non-audit services is compatible with the independence standards under the guidelines of the SEC and other applicable authorities (including, possibly, the Independence Standards Board and the Public Company Accounting Oversight Board) and shall approve in advance any non-audit services to be provided by the independent accountants.

4.	Review on an annual basis the experience and qualifications of the senior members of the external audit team. Discuss the knowledge and experience of the independent accountants and the senior members of the external audit team with respect to the Company’s industry. The Committee shall ensure the regular rotation of the lead audit partner and audit review partner as required by law and consider whether there should be a periodic rotation of the Company’s independent accountants.

5.	Review the performance of the independent accountants and terminate the independent accountants when circumstances warrant.

6.	Establish and periodically review hiring policies for employees or former employees of the independent accountants.

7.	Review with the independent accountants any problems or difficulties the auditors may have encountered and any “management” or “internal control” letter provided by the independent accountants and the Company’s response to that letter. Such review should include:

(a) any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information and any disagreements with management;

(b) any accounting adjustments that were proposed by the independent accountants that were not agreed to by the Company;

(c) communications between the independent accountants and its national office regarding any issues on which it was consulted by the audit team and matters of audit quality and consistency;

(d) any changes required in the planned scope of the internal audit; and

(e) the responsibilities, budget and staffing of the Company’s internal audit function.

8.	Communicate with the independent accountants regarding (a) alternative treatments of financial information within the parameters of GAAP, (b) critical accounting policies and practices to be used in preparing the audit report and (c) such other matters as the SEC and the NASDAQ National Market or any other securities market in which our securities are listed or quoted for trading may direct by rule or regulation.

9.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

10.	Oversee the relationship with the independent accountants by discussing with the independent accountants the nature and rigor of the audit process, receiving and reviewing audit reports and ensuring that the independent accountants have full access to the Committee (and the Board) to report on any and all appropriate matters.

11.	Discuss with the independent accountants prior to the audit the general planning and staffing of the audit.

12.	Obtain a representation from the independent accountants that Section 10A of the Securities Exchange Act of 1934 has been followed.

13.	Pre-approve all audit services and permissible non-audit services as set forth in Section 10A(i) of the Securities Exchange Act of 1934.

D.	Internal Audit Control Matters

1.	Establish regular and separate systems of reporting to the Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

2.	Following completion of the annual external audit, review separately with each of management, the independent accountants and the internal auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

3.	Review with the independent accountants, the internal auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented. This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.

4.	Review the procedures that the Company has implemented regarding compliance with the Company’s code of conduct.

5.	Establish procedures for receiving accounting complaints and concerns and anonymous submissions from employees and others regarding questionable accounting matters.

6.	Periodically discuss with the chief executive officer and chief financial officer (a) significant deficiencies in the design or operation of the internal controls that could adversely affect the Company’s ability to record, process, summarize and report financial data and (b) any fraud that involves management or other employees who have a significant role in the Company’s internal controls.

7.	Ensure that no officer, director or any person acting under their direction fraudulently influences, coerces, manipulates or misleads the independent accountant for purposes of rendering the Company’s financial statements materially misleading.

E.	Evaluation of Internal Auditors

1.	Review activities, organizational structure and qualifications of the internal auditors. Meet separately and periodically with the internal auditing department.

2.	Review and concur in the appointment, replacement, reassignment or dismissal of the manager of internal auditing.

3.	Consider and review with management and the manager of internal auditing:

(a) significant internal audit findings during the year and management’s responses thereto;

(b) any difficulties encountered in the course of internal audits, including any restrictions on the scope of the internal auditors’ work or access to required information;

(c) the annual internal auditors’ audit plan and any significant changes thereto;

(d) the internal auditors’ budget and staffing; and

(e) The internal auditors’ compliance with the appropriate standards of The Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants.

V. ANNUAL EVALUATION PROCEDURES

The Committee shall annually assess its performance to confirm that it is meeting its responsibilities under this Charter. In this review, the Committee shall consider, among other things, (a) the appropriateness of the scope and content of this Charter, (b) the appropriateness of matters presented for information and approval, (c) the sufficiency of time for consideration of agenda items, (d) frequency and length of meetings and (e) the quality of written materials and presentations. The Committee may recommend to the Board such changes to this Charter as the Committee deems appropriate.

VI. INVESTIGATIONS AND STUDIES

The Committee shall have the authority and sufficient funding to retain special legal, accounting or other consultants (without seeking Board approval) to advise and assist the Committee. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities as described herein, and may retain, at the expense of the Company, independent counsel or other consultants necessary to assist the Committee in any such investigations or studies. The Committee shall have sole authority to negotiate and approve the fees and retention terms of such independent counsel or other consultants.

VII. MISCELLANEOUS

The Company shall give appropriate funding, as determined by the Committee, for the payment of compensation to the outside auditor, legal, accounting or other advisors employed by the Committee. Nothing contained in this Charter is intended to expand applicable standards of liability under statutory or regulatory requirements for the directors of the Company or members of the Committee. The purposes and responsibilities outlined in this Charter are meant to serve as guidelines rather than as inflexible rules and the Committee is encouraged to adopt such additional procedures and standards as it deems necessary from time to time to fulfill its responsibilities. This Charter, and any amendments thereto, shall be displayed on the Company’s web site and a printed copy of such shall be made available to any Stockholder of the Company who requests it.

Adopted by the Audit Committee and approved

by the Board of Directors on September 24, 2003

EXHIBIT B

(Proposal Two)

In the event Proposal Two of the Proxy Statement for QuadraMed’s 2004 annual meeting of stockholders is approved by the requisite votes of the stockholders at the annual meeting, the QuadraMed Corporation 2004 Stock Compensation Plan shall read in its entirety as follows:

QUADRAMED CORPORATION

2004 STOCK COMPENSATION PLAN

1. Purpose

The purpose of this 2004 Stock Compensation Plan is to secure for QuadraMed Corporation and its stockholders, the benefits of the incentive inherent in common stock ownership by the employees, consultants, directors and advisors of and to QuadraMed Corporation and its Subsidiaries and Affiliates in order to ensure the future growth and continued financial success of the QuadraMed Corporation, and its Subsidiaries and Affiliates.

2. Definitions

The following terms wherever used herein shall have the meanings set forth below.

(a) The term “Affiliate” shall mean any entity in which the Company or a Subsidiary has an ownership interest of at least 50%.

(b) The term “Award” means award of an Option, Stock Appreciation Right (“SAR”), Restricted Stock or Restricted Stock Unit under the Plan.

(c) The term “Award Agreement” shall mean an agreement entered into between the Company and a Participant setting forth the terms and conditions of an Award granted to a Participant.

(d) The term “Board” shall mean the Board of Directors of QuadraMed Corporation.

(e) The term “Cause” shall mean (a) the Participant’s conviction of, or entering a guilty plea with respect to, any crime (whether or not involving the Company); (b) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company’s policies, including, but not limited to those set forth in Company manuals or statements of policy; (d) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties; or (e) the commission of any act of fraud, embezzlement or dishonesty by the Participant or any other intentional misconduct by such person that adversely affects the business or affairs of the Company, its Affiliates or Subsidiaries.

(f) The term “Change in Control” shall mean:

(i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the Company’s state of incorporation;

(ii) a sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) a transfer of all or substantially all of the Company’s assets pursuant to a partnership or joint venture agreement or similar arrangement where the Company’s resulting interest is less than fifty percent (50%);

(iv) any reverse merger in which the Company is the surviving entity but in which fifty percent (50%) or more of the Company’s outstanding voting stock is transferred to holders different from those who held the stock immediately prior to such merger;

(v) on or after the date hereof, a change in ownership of the Company through an action or series of transactions, such that any person is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the securities of the combined voting power of the Company’s outstanding securities; or

(v) a majority of the members of the Board are replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of such appointment or election.

(g) The term “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

(h) The term “Committee” shall mean the Compensation Committee of the Board.

(i) The term “Common Stock” shall mean the shares of common stock of QuadraMed Corporation.

(j) The term “Company” shall mean QuadraMed Corporation and/or any of its Subsidiaries and Affiliates as the context requires.

(k) The term “Effective Date” shall mean the date this Plan is approved by the Board.

(l) The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(m) For purposes of determining the “Fair Market Value” of a share of Common Stock on any relevant date, the following rules shall apply:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date preceding the date in question, as the price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on such date, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date preceding the date in question on the Stock Exchange determined by the Board to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on such date, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is not at the time traded on any Stock Exchange and is not reported on the Nasdaq National Market or any successor system, then the Fair Market Value shall be the average between the highest bid and lowest asked prices for the Common Stock on the date preceding the date in question by an established quotation service for over-the-counter securities.

(iv) If the Common Stock is not at the time traded on any Stock Exchange, is not reported on the Nasdaq National Market or a successor system, and is not otherwise publicly traded, then the Fair Market Value shall be established by the Committee acting in good faith and taking into consideration all factors which it deems appropriate, including, without limitation, recent sale or offer prices for the Common Stock in private arms-length transactions.

(n) The term “Immediate Family Member” shall mean a Participant’s spouse, parents, children, stepchildren, grandchildren and legal dependents.

(o) The term “Incentive Stock Option” shall mean any Option granted pursuant to the Plan that is designated as an Incentive Stock Option and which satisfies the requirements of Section 422(b) of the Code.

(p) The term “Insider” shall mean any person who is subject to the reporting obligations of Section 16(a) of the Exchange Act.

(q) The term “Nonqualified Stock Option” shall mean any Option granted pursuant to the Plan that is not an Incentive Stock Option.

(r) The term “Option” or “Stock Option” shall mean a right granted pursuant to the Plan to purchase shares of Common Stock at an exercise price established by the Committee pursuant to the Plan.

(s) The term “Optionholder” shall mean a person to whom an Option is granted pursuant to the Plan, or, if applicable, such other person who holds an outstanding Option.

(t) The term “Participant” means a person to whom an Award is granted pursuant to the Plan.

(u) The term “Permanent Disability” or “Permanently Disabled” shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more. However, solely for purposes of the Non-Employee Director Option Grant Program, Permanent Disability or Permanently Disabled shall mean the inability of the non-employee Board member to perform his or her usual duties as a Board member by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

(v) The term “Plan” shall mean the QuadraMed Corporation 2004 Stock Compensation Plan, as the same may be amended from time to time.

(w) The “Prior Plan” shall mean the QuadraMed Corporation 1996 Stock Incentive Plan and the QuadraMed Corporation 1999 Supplemental Stock Option Plan, as applicable.

(x) The term “Restricted Stock” means shares of Common Stock awarded under the Plan that are subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service or achievement of performance or other objectives, as determined by the Committee pursuant to Paragraph 11 of the Plan.

(y) The term “Restricted Stock Unit” shall mean an Award payable in cash or Common Stock and represented by a bookkeeping credit where the amount represented by the bookkeeping credit of each Restricted Stock Unit equals the Fair Market Value of a share of Common Stock on the date of grant and which amount shall be subsequently increased or decreased to reflect the Fair Market Value of a share of Common Stock on any date from the date of grant up to the date of Restricted Stock Unit is paid to the Participant in cash or Common Stock. Restricted Stock Units are not outstanding shares of Common Stock and do not entitle a Participant to voting or other rights with respect to Common Stock; provided, however, that an Award of Restricted Stock Units may provide for the crediting of additional Restricted Stock Units based on the value of dividends paid on Common Stock while the Award is outstanding.

(z) The term “Stock Appreciation Right” or “SAR” shall mean a right to receive, either in cash or Common Stock, as determined by the Committee, the excess of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which right is granted pursuant to Paragraph 9 hereof and subject to the terms and conditions contained herein.

(aa) The term “Stock Exchange” shall mean the American Stock Exchange, the New York Stock Exchange, the Boston Stock Exchange or any other “national securities exchange” within the meaning of the Exchange Act.

(bb) The term “Subsidiary” shall mean any corporation which at the time qualified as a subsidiary of the Company under the definition of “subsidiary corporation” in Section 424 of the Code.

3. Effective Date of the Plan

This Plan shall become effective upon stockholder approval, provided that such approval is received before the expiration of one year from the date this Plan is approved by the Board, and provided further that the Board may make Awards pursuant to the Plan prior to such stockholder approval if such Awards by their terms are contingent upon subsequent stockholder approval of this Plan.

4. Administration

(a) The Plan shall be administered by the Committee.

(b) The Committee may establish, from time to time and at any time, subject to the limitations of the Plan as set forth herein, such rules and regulations and amendments and supplements thereto, as it deems necessary to comply with applicable law and regulation and for the proper administration of the Plan. A majority of the members of the Committee shall constitute a quorum. The vote of a majority of a quorum shall constitute action by the Committee.

(c) Notwithstanding the provisions of this Paragraph 4, the Chief Executive Officer of the Company, shall have authority to grant to any person, other than an Insider, an annual Award or Awards up to an aggregate of 50,000 shares of Common Stock per Participant; and any such Award or Awards shall, for purposes of this Plan, be considered as the action of the Committee.

(d) Awards shall be granted by the Company and shall become effective only after prior approval of the Committee, and upon the execution of an Award Agreement between the Company and the recipient of the Award.

(e) All Awards under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligation to be satisfied through cash payments, through the surrender of shares of Common Stock which the participant already owns, or through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan.

(f) The Committee’s interpretation and construction of the provisions of the Plan and the rules and regulations adopted by the Committee shall be final and binding on all persons, unless otherwise determined by the Board. No member of the Committee or the Board shall be liable for any action taken or determination made, in respect of the Plan, in good faith.

(g) The Committee may impose such other terms and conditions, as it deems advisable, including, without limitation, restrictions and requirements relating to (i) the registration, listing or qualification of the Common Stock, (ii) the grant or exercise of purchase rights under the Plan, or (iii) the shares of Common Stock acquired under the Plan.

(h) Notwithstanding any other provisions of the Plan, the Company shall have no obligation to deliver any shares of Common Stock under the Plan or make any other distribution of any benefit under the Plan unless such delivery or distribution would comply with all applicable laws and the applicable requirements of the Exchange Act or any securities exchange or similar entity.

5. Participation in the Plan

(a) Participation in the Plan shall be limited to the employees of the Company (including prospective employees conditioned on their becoming employees) and any advisor, consultant, director or other person providing services to the Company who shall be designated by the Committee.

(b) No member of the Committee shall participate in deliberations concerning the granting of, and the terms and conditions of, his or her own Award.

6. Stock Subject to the Plan

(a) The amount of Common Stock which may be made subject to Awards under this Plan shall be 1,536,369 shares, which is the amount of shares of Common Stock available for, and not made subject to, grants of options or other awards under the Prior Plans as of March 29, 2004, subject to adjustment based upon grants under the Prior Plans between March 29, 2004 and the Effective Date of the Plan. To determine the number of shares of Common Stock available at any time for the granting of Awards, there shall be deducted from the total number of reserved shares of Common Stock, the number of shares of Common Stock in respect of which Awards have been granted pursuant to the Plan that are still outstanding or have been exercised. The shares of Common Stock to be issued upon the exercise of Awards granted pursuant to the Plan shall be made available from the authorized and unissued shares of Common Stock or shares subsequently acquired by the Company as treasury shares. If for any reason shares of Common Stock as to which an Award has been made are forfeited or otherwise cease to be subject to purchase thereunder, then such shares of Common Stock again shall be available for issuance pursuant to the exercise of Awards pursuant to the Plan.

(b) Subject to Paragraph 6(c), the maximum number of shares that may be covered by Awards granted to any one individual pursuant to Paragraph 7 (relating to Options) or Paragraph 9 (relating to SARs) shall be one million five hundred thousand (1,500,000) shares during any one calendar year period; and the maximum number of shares that may be issued to any one individual in conjunction with the Awards granted pursuant to Paragraph 11 (relating to Restricted Stock Awards) shall be seven hundred fifty thousand (750,000) shares during any one calendar year period.

(c) In the event of a recapitalization, stock split, stock dividend, combination of shares of Common Stock, share exchange or any similar corporate transaction or event in respect of the Common Stock, the Plan will be appropriately adjusted in the number and class of shares reserved for the granting of Awards and in the number, class and price of shares covered by Awards granted pursuant to the Plan but not then exercised. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

7. Terms and Conditions of Options

(a) Each Option granted pursuant to the Plan shall be evidenced by an Award Agreement in such form as the Committee may approve, which agreement shall be subject to the terms and conditions of this Plan, and shall contain such terms and conditions, as the Committee shall prescribe.

(b) The exercise price per share of Common Stock purchasable under an Option shall be determined by the Committee at the time the Option is granted but will not be less than the Fair Market Value of a share of Common Stock as of the date of the grant of such Options.

(c) Each Option, subject to the other limitations set forth in the Plan, may extend for a period of up to ten (10) years from the date on which it is granted. The term of each Option shall be determined by the Committee at the time of grant of the Option, provided that if no term is established by the Committee the term of the Option shall be ten (10) years from the date on which it is granted.

(d) The Optionholder’s right to exercise the Option shall vest as follows: (i) 25% of the Option shares shall vest upon the Participant’s completion of one year of continuous service with the Company; and (ii) the balance of the Option shares shall vest in a series of thirty-six (36) equal successive monthly installments upon the Participant’s completion of each additional month of continuous employment. The Committee may, however, provide in the Award Agreement that the right to exercise each Option for the number of shares subject to each Option shall vest in the Optionholder over any other shorter or longer period, or in periodic installments that may, but need not, be equal; and the Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. However, in the event of a Change in Control, any Option that is not then fully exercisable, shall become fully exercisable immediately prior to that Change in Control.

(e) Options shall be nontransferable and nonassignable, except that Options may be transferred by testamentary instrument or by the laws of descent and distribution, and shall be exercisable by the Participant during his lifetime only by him. Notwithstanding the foregoing, the Committee may set forth in the Award Agreement at the time of grant or thereafter, that the Option (other than an Incentive Stock

Option) may be transferred to Immediate Family Members, to trusts solely for the benefit of such Immediate Family Members, and to partnerships in which such Immediate Family Members and/or trusts are the only partners. Any transfer of Options made under this provision shall not be effective until notice of such transfer is delivered to the Company. In the event an Option is transferred in accordance with the foregoing, the Option shall be exercisable solely by the transferee and shall remain subject to the provisions of the Plan. The Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(f) Upon voluntary or involuntary termination of a Participant’s active service with the Company for any reason (including illness or disability), his or her Option and all rights thereunder shall terminate effective ninety (90) days, or two (2) years, in the case of an Insider, after the date the Optionholder ceases active, regular service with the Company, except (i) to the extent previously exercised and (ii) as provided in subparagraphs (g), (h) and (i) of this Paragraph 7.

(g) In the event a Participant (i) takes a leave of absence from the Company for personal reasons or as a result of entry into the armed forces of the United States, or any of the departments or agencies of the United States government or (ii) terminates his or her employment or ceases providing services to the Company, by reason of illness, Permanent Disability, voluntary termination with the consent of the Committee, or other special circumstances, the Committee may consider his or her case and may take such action in respect of the related Award Agreement as it may deem appropriate under the circumstances, including accelerating the time previously granted Options may be exercised and extending the time following the Participant’s termination of active employment during which the Optionholder is entitled to purchase the shares of Common Stock subject to such Options, provided that in no event may any Option be exercised after the expiration of the term of the Option.

(h) If a Participant dies during the term of his or her Option without having fully exercised the Option, the Optionholder or the person who inherits the right to exercise the Option by bequest or inheritance, shall have the right at any time following the Participant’s death and for a period of one (1) year following the date of the Participant’s death, or two (2) years in the case of Insider, to purchase the number of shares of Common Stock that the Optionholder was entitled to purchase at the date of death of the Participant, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option. In the event of the death of the transferee of an Option transferred in accordance with Paragraph 7(e), above, the Option shall be exercisable by the executors, administrators, legatees or distributees of the transferee’s estate, as the case may be, for a period of one (1) year following the date of the transferee’s death, or two (2) years in the case of Insider, provided that in no event may the Option be exercised after the expiration of the term of the Option.

(i) If a Participant ceases to actively provide services to the Company due to his or her retirement with the consent of the Company and without his or her Option having been fully exercised, then the Optionholder shall have the right within ninety (90) days of the Participant’s termination of employment, or two (2) years in the case of an Insider, to purchase the number of shares of Common Stock that the Optionholder was entitled to purchase at the date of the Participant’s termination, after which the Option shall lapse, provided that in no event may any Option be exercised after the expiration of the term of the Option. The Committee may cancel an Option during the post-termination exercise period referred to in this paragraph, if the Participant engages in “Detrimental Activity” as defined in subparagraph 14(a) or otherwise engages in employment or activities contrary, in the opinion of the Committee, to the best interests of the Company. The Committee shall determine in each case whether a termination of employment shall be considered a retirement with the consent of the Company, and, subject to applicable law, whether a leave of absence shall constitute a termination of active service for the Company. Any such determination of the Committee shall be final and binding on all persons, unless overruled by the Board.

(j) Notwithstanding the foregoing, in the event of the termination of a Participant’s employment for Cause, all outstanding Options granted to such Participant shall terminate and expire as of the commencement of business on the effective date of such termination.

(k) In addition to the general terms and conditions set forth in the Paragraph 7 in respect of Options granted pursuant to the Plan, Incentive Stock Options granted pursuant to the Plan shall be subject to the following additional terms and conditions:

(i) “Incentive Stock Options” shall be granted only to individuals who, at the date of grant of the Option, are employees of the Company or a Subsidiary;

(ii) No employee who owns beneficially more than 10% of the total combined voting power of all classes of stock of the Company shall be eligible to be granted an “Incentive Stock Option”, unless the exercise price per share is at least 110% of the Fair Market Value of the Common Stock subject to the Option on the date of grant of the Option and the Option, by its terms, is not exercisable after the expiration of five years from the date the Option is granted;

(iii) To the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Common Stock in respect of which an Option is exercisable for the first time by the Participant during any calendar year (and taking into account all “incentive stock option” plans of the Company) exceeds $100,000, that number of whole shares for which an Option issued hereunder is exercisable with an aggregate fair market value in excess of this $100,000 limit shall not be treated as having been granted under an “Incentive Stock Option”; and

(iv) Any other terms and conditions specified by the Board that are not inconsistent with the Plan, except that such terms and conditions must be consistent with the requirements for “incentive stock options” under Section 422 of the Code.

8. Methods of Exercise of Options

(a) An Optionholder (or other person or persons, if any, entitled to exercise an Option hereunder) desiring to exercise an Option granted pursuant to the Plan as to all or part of the shares of Common Stock covered by the Option shall (i) notify the Company in writing to that effect at its principal executive offices prior to 4:30 p.m. Washington, D.C. time on the day of exercise (which must be a business day at the executive offices of the Company), specifying the number of shares of Common Stock to be purchased and the method of payment therefor, and (ii) make payment for the shares of Common Stock so purchased in accordance with this Paragraph 8. Such written notice may be given by means of a facsimile or other electronic transmission. If a facsimile or other electronic transmission is used, the Optionholder should mail the original executed copy of the written notice to the Company promptly thereafter.

(b) Payment shall be made by delivery to the Company at the address set forth in subparagraph 8(a) by the Optionholder of either (i) United States currency in an amount equal to the aggregate purchase price of the shares of Common Stock as to which such exercise relates or (ii) at the discretion of the Committee, and to the extent permitted by applicable statutes and regulations, shares of other Common Stock then held by the Optionholder that are owned free and clear of any liens, claims, encumbrances or security interests and that are valued at Fair Market Value on the date of exercise. Subject to any restrictions on Insiders pursuant to Section 13(k) of the Exchange Act (and rules and regulations promulgated thereunder), the Committee may permit the exercise of the Award and payment of any applicable withholding tax in respect of an Award by delivery of notice, subject to the Company’s receipt from a third party of payment (or commitment to make payment) in full in cash for the exercise price and the applicable withholding taxes prior to issuance of Common Stock, in the manner and subject to the procedures as may be established by the Committee.

(c) Holders of Nonqualified Stock Options shall be entitled, at or prior to the time the written notice provided for in subparagraph 8(a) is delivered to the Company to elect to deliver previously owned shares of Common Stock upon exercise of the Option to satisfy any withholding taxes attributable to the exercise of the Option. If the Committee does not include any provisions relating to this withholding feature in its resolutions granting the Option or in the Award Agreement, however, the maximum amount that an Optionholder may elect to have withheld from the shares of Common Stock otherwise deliverable upon exercise or the maximum number of previously owned shares an Optionholder may deliver shall be equal to the minimum federal and state withholding. Notwithstanding the foregoing provisions, the Committee may include in the Award Agreement relating to any such Option provisions limiting or eliminating the Optionholder’s ability to pay his withholding tax obligation with shares of Common Stock or, if no such provisions are included in the Award Agreement but in the opinion of the Committee such withholding would have an adverse tax, accounting or other effect on the Company, at or prior to exercise of the Option, the Committee may so limit or eliminate the Optionholder’s ability to pay his or her withholding tax obligation with shares of Common Stock. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect any of the methods of satisfying his withholding tax obligation in respect of any exercise if, in the opinion of counsel to the Company, such method would not be in compliance with all applicable laws and regulations.

(d) An Optionholder at any time may elect in writing to abandon an Option in respect of all or part of the number of shares of Common Stock as to which the Option shall not have been exercised.

(e) An Optionholder shall have none of the rights of a stockholder of the Company until the shares of Common Stock covered by the Option are issued to him or her upon exercise of the Option.

9. Stock Appreciation Rights.

The Committee may grant SARs pursuant to the Plan, which shall be evidenced by Award Agreements in such form as the Committee shall, from time to time, approve. SARs shall be subject to such terms and conditions as the Committee shall impose, including the following:

(a) The per share exercise price of any SAR under the Plan shall be determined by the Committee at the time of the grant of the SAR, but shall not be less than the Fair Market Value of a share of Common Stock as of the date of the grant of such SAR.

(b) A SAR shall be exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee and set forth in the Agreement evidencing the SAR. In the event of a Change in Control, any SAR that is not then fully exercisable, shall become fully exercisable immediately prior to that Change in Control.

(c) A SAR shall entitle the Participant to receive from the Company that number of shares of Common Stock having an aggregate value equal to (or, in the discretion of the Committee, less than) the excess of the Fair Market Value of one share of Common Stock over the exercise price per share specified in the Award Agreement evidencing the SAR times the number of shares called for by the SAR. The Committee shall be entitled to cause the Company to settle its obligation, arising out of the exercise of a SAR, by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver, or partly by the payment of cash and partly by the delivery of Common Stock.

(d) Except as otherwise provided in an applicable Award Agreement, during the lifetime of a Participant, each SAR granted to a Participant shall be exercisable only by the Participant and no SAR shall be assignable or transferable otherwise than by will or by the laws of descent and distribution. The Committee may, in any applicable Award Agreement evidencing a SAR, permit a Participant to transfer all or some of the SAR to (i) the Participant’s Immediate Family Members, or (ii) a trust or trusts solely for the exclusive benefit of such Immediate Family Member and to partnerships in which such Immediate Family Members and/or trusts are the only partners.

(e) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate for any reason other than retirement with the consent of the Company, Cause, Permanent Disability or death (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of 90 days after such termination, or two (2) years after such termination in the case of an Insider, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

(f) Unless otherwise provided in an applicable Award Agreement, in the event that the employment of a Participant with the Company shall terminate on account of the death or Permanent Disability of the Participant (i) SARs granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the expiration of one (1) year after such termination, or two (2) years in the case of an Insider, on which date they shall expire, and (ii) SARs granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination; provided, however, that no SAR shall be exercisable after the expiration of its term.

(g) In the event of the termination of a Participant’s employment for Cause, all outstanding SARs granted to such Participant shall expire as of the commencement of business on the effective date of such termination.

10. Deferral Election.

Notwithstanding the provisions of this Plan, any Participant may elect, with the concurrence of the Committee and consistent with any rules and regulations established by the Committee, to defer the delivery of the proceeds of the exercise of any Option or SAR not transferred under the applicable provisions of this Plan.

(a) The election to defer the delivery of the proceeds from any eligible Award must be made at least six months prior to the date such Award is exercised or at such other time as the Committee may specify. Deferrals will only be allowed for exercises which occur while the Participant is an active employee of the Company. Any election to defer the delivery of proceeds from an eligible Award shall be irrevocable as long as the Participant remains an employee of the Company.

(b) The deferral of the proceeds of an eligible Award may be elected by a Participant subject to the regulations established by the Committee. The proceeds from such an exercise shall be credited to the Participant’s deferred stock account as the number of deferred share units equivalent in value to those proceeds. Deferred share units shall be valued at the Fair Market Value on the date of exercise. Subsequent to exercise, the deferred share units shall be valued at the Fair Market Value of Common Stock. Deferred share units shall accrue dividends at the rate paid on the Common Stock and shall be credited in the form of additional deferred share units. Deferred share units shall be distributed in shares of Common Stock, or, in the discretion of the Committee, by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver, upon the termination of employment of the Participant or at such other date as may be approved by the Committee over a period of no more than 10 years.

(c) The Committee may, at its sole discretion, allow for the early payment of a Participant’s deferred share units account in the event of an “unforeseeable emergency” or in the event of the death or Permanent Disability of the Participant. An “unforeseeable emergency” is defined as an unanticipated emergency caused by an event beyond the control of the Participant that would result in severe financial hardship if the distribution were not permitted. Such distributions shall be limited to the amount necessary to sufficiently address the financial hardship. Any distributions under this provision shall be consistent with the Regulations established under the Code. Additionally, the Committee may use its discretion to cause deferred share unit accounts to be distributed when continuing the program is no longer in the best interest of the Company.

(d) No rights to deferred share unit accounts may be assigned or subject to any encumbrance, pledge or charge of any nature except that a Participant may designate a beneficiary pursuant to any rules established by the Committee.

11. Terms and Conditions of Restricted Stock and Restricted Stock Unit Awards.

(a) Each Award of Restricted Stock or Restricted Stock Units under the Plan shall be evidenced by an Award Agreement between the Participant and the Company in such form as the Committee may approve, which agreement shall be subject to the terms and conditions of this Plan and shall contain such terms and conditions as the Committee shall prescribe.

(b) Restricted Stock may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, full-recourse promissory notes, past services and future services; provided, however, that to the extent that an Award consists of newly issued Restricted Stock, the Participant shall furnish consideration with a value not less than the par value of such Restricted Stock in the form of cash equivalents or past services rendered to the Company, as the Committee may determine.

(c) Each award of Restricted Stock or Restricted Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Award Agreement. During any restricted period, the Participant shall not be permitted to sell, transfer, pledge or assign any Restricted Stock awarded under this Plan. In the event of the Participant’s retirement, Permanent Disability or death, or in cases of special circumstances, the Committee, in its sole discretion may waive, in whole or in part, any or all remaining restrictions with respect to such Participant’s Restricted Stock. Notwithstanding the foregoing, each Award Agreement shall provide that all Restricted Stock and Restricted Stock Units subject to the agreement shall become fully vested in the event that a Change in Control occurs.

(d) The Committee shall establish the criteria upon which the restriction period shall be based. Restrictions may be based upon either the continued employment of the Participant or upon the attainment by the Company of one or more measures of operating performance, including, but not limited to: revenue, net income, EBITDA, cash flow and financial return ratios.

The Committee shall establish the specific targets for the selected criteria. These targets may be set at a specific level or may be expressed as relative to the comparable measure at comparison companies or a defined index. Performance objectives may be established in combination with restrictions based upon the continued employment of the Participant. These targets may be based upon the total Company or upon a defined business unit.

In cases where objective performance criteria are established, the Committee shall determine the extent to which the criteria have been achieved and the corresponding level to which restrictions will be removed from the Award or the extent to which a Participant’s right to receive an Award should be lapsed in cases where the performance criteria have not been met and shall certify these determinations in writing. The Committee may provide for the determination of the attainment of such restrictions in installments where deemed appropriate.

(e) The holders of Restricted Stock awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders. An Award Agreement, however, may require that the holders of Restricted Stock invest any cash dividends received in additional Restricted Stock. Such additional Restricted Stock shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.

(f) When an Award of Restricted Stock is granted hereunder, the Company shall issue a certificate or certificates in respect of such Restricted Stock, which shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award similar to the following:

“The transferability of the shares represented by this certificate is subject to the terms and conditions (including forfeiture) of a Restricted Stock Agreement entered into between the registered owner and QuadraMed Corporation. A copy of such agreement is on file in the offices of the Secretary of the Corporation.”

(g) In order to enforce the restrictions, terms and conditions that may be applicable to a Participant’s shares of Restricted Stock, the Committee may require the Participant, upon the receipt of a certificate or certificates representing such shares, or at any time thereafter, to deposit such certificate or certificates, together with stock powers and other instruments of transfer, appropriately endorsed in blank, with the Company or an escrow agent designated by the Company under an escrow agreement in such form as by the Committee shall prescribe.

12. Non-Employee Director Option Grant Program

(a) Option Terms

1. Grant Dates. Nonqualified Stock Option grants under the Non-Employee Director Option Grant Program shall be made on the dates specified below:

A. Each individual who is first elected or appointed as a non-employee Board member at any time shall automatically be granted, on the date of such initial election or appointment, a Nonqualified Stock Option to purchase 46,000 shares of Common Stock (the “Initial Grant”), provided, that the individual has not previously been in the employ of the Company or any Subsidiary or Affiliate.

B. At each Annual Stockholders Meeting beginning with the 2006 Annual Stockholders Meeting, each individual who is to continue to serve as a non-employee Board member, whether or not that individual is standing for re-election to the Board at that particular Annual Meeting, shall automatically be granted a Nonqualified Stock Option to purchase 12,000 shares of Common Stock, provided such individual has not received an Initial Grant under this Non-Employee Director Option Grant Program as of the date of either of the preceding two (2) Annual Stockholder Meetings.

2. Exercise Price.

A. The exercise price per share shall be equal to one hundred percent (100%) of the Fair Market Value per share of Common Stock as of the grant date.

B. The exercise price shall be payable in one or more of the alternative forms authorized under Paragraph 8. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

3. Option Term. Each Option shall have a term of ten (10) years measured from the Option grant date.

4. Exercise and Vesting of Options. The right of a non-employee Board Member to exercise each initial 46,000-share Option grant shall vest as follows: (i) one-half of the Option shares shall vest upon the Participant’s completion of one (1) year of Board service measured from the Option grant date and (ii) the balance of the Option shares shall vest upon the Participant’s completion of his or her second year of Board service measured from such grant date. The right of a non-employee Board Member to exercise a 12,000-share Option grant shall vest in a series of 12 successive equal monthly installments over the Participant’s period of Board service.

5. Termination of Board Service. The following provisions shall govern the exercise of any Options held by the Participant at the time the Participant ceases to serve as a Board member:

A. The Participant shall have a two (2)-year period following the date of the Participant’s cessation of Board service in which to exercise each such option for the number of vested shares of Common Stock for which the Option is exercisable at the time of the Participant’s cessation of Board service.

B. In no event shall the Option remain exercisable after the expiration of the Option term. Upon the expiration of the post-termination exercise period or (if earlier) upon the expiration of the Option term, the Option shall terminate and cease to be outstanding for any vested shares for which the Option has not been exercised. However, the Option shall, immediately upon the Participant’s cessation of Board service for any reason other than death or Permanent Disability, terminate and cease to be outstanding to the extent the Option is not otherwise at that time exercisable for vested shares.

(b) Change In Control

In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding Option but not otherwise vested shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such Option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such Option shall remain exercisable for such fully-vested Option shares until the expiration or sooner termination of the Option.

(c) Remaining Terms.

The remaining terms of each Option granted under the Non-Employee Director Option Grant Program shall be the same as the relevant terms in effect for Option grants made under Paragraphs 7 and 8.

13. Director Fee Option Grant Program

(a) Option Grants. Each non-employee Board member may elect to apply all or any portion of the annual retainer fee otherwise payable in cash for his or her service on the Board to the acquisition of a special option grant under this Director Fee Option Grant Program. Such election must be filed with the Company’s Chief Financial Officer prior to first day of the calendar year for which the annual retainer fee which is the subject of that election is otherwise payable. Each non-employee Board member who files such a timely election shall automatically be granted an Option under this Director Fee Option Grant Program on the first trading day in January in the calendar year for which the annual retainer fee which is the subject of that election would otherwise be payable.

(b) Option Terms. Each Option shall be a Nonqualified Stock Option governed by the terms and conditions specified below.

1. Exercise Price.

A. The exercise price per share shall be thirty-three and one-third percent (33 1/3%) of the Fair Market Value per share of Common Stock as of the Option grant date.

B. The exercise price shall become immediately due upon exercise of the Option and shall be payable in one or more of the alternate forms authorized under Paragraph 8. Except to the extent the sale and remittance procedure specified thereunder is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

2. Number of Option Shares. The number of shares of Common Stock subject to the Option shall be determined pursuant to the following formula (rounded down to the nearest whole number):

X=(A)(Bx66-2/3%), where

X is the number of Option shares

A is the portion of the annual retainer fee subject to the non-employee Board member’s election, and

B is the Fair Market Value per share of Common Stock as of the Option grant date.

3. Exercise and Term of Options. The Option shall become exercisable for fifty-percent (50%) of the Option shares upon the Participant’s completion of six (6) months of Board service in the calendar year for which his or her election under this Director Fee Option Grant Program is in effect, and the balance of the Option shares shall become exercisable upon the Participant’s completion of twelve (12) months of Board service during that calendar year. Each Option shall have a maximum term of ten (10) years measured from the Option grant date.

4. Termination of Board Service. Should the Participant cease Board service for any reason (other than death or Permanent Disability) while holding one or more Options under this Director Fee Option Grant Program, then each such Option shall remain exercisable, for any or all of the shares for which the Option is exercisable at the time of such cessation of Board service, until the earlier of (i) the expiration of the ten (10)-year Option term or (ii) the expiration of the two (2)-year period measured from the date of such cessation of Board service. However, each Option held by the Participant under this Director Fee Option Grant Program at the time of his or her cessation of Board service shall immediately terminate and cease to remain outstanding with respect to any and all shares of Common Stock for which the Option is not otherwise at that time exercisable.

5. Death or Permanent Disability. Should the Participant’s service as a Board member cease by reason of death or Permanent Disability, then each Option held by such Participant under this Director Fee Option Grant Program shall immediately become exercisable for all the shares of Common Stock at the time subject to that Option, and the Option may be exercised for any or all of those shares as fully-vested shares until the earlier of (i) the expiration of the ten (10)-year Option term or (ii) the expiration of the two (2)-year period measured from the date of such cessation of Board service.

Should the Participant die after cessation of Board service but while holding one or more Options under this Director Fee Option Grant Program, then each such Option may be exercised, for any or all of the shares for which the Option is exercisable at the time of the Participant’s cessation of Board service (less any shares subsequently purchased by Participant prior to death) by the personal representative of the Participant’s estate or by the person or persons to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. Such right of exercise shall lapse, and the Option shall terminate, upon the earlier of (i) the expiration of the ten (10)-year Option term or (ii) the two (2)-year period measured from the date of the Participant’s cessation of Board service.

(c) Change in Control.

In connection with any Change in Control, the shares of Common Stock at the time subject to each outstanding Option but not otherwise vested shall automatically vest in full so that each such Option shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such Option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. Each such Option shall remain exercisable for such fully-vested Option shares until the expiration or sooner termination of the Option.

(d) Remaining Terms. The remaining terms of each Option granted under this Director Fee Option Grant Program shall be the same as the terms in effect for option grants made under Paragraphs 7 and 8.

14. Cancellation and Rescission of Awards

(a) Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold or otherwise limit or restrict any unexpired, unpaid, or deferred Awards at any time if the Participant is not in compliance with all applicable provisions of the applicable Award Agreement and the Plan, or if the Participant engages in any “Detrimental Activity.” “Detrimental Activity” shall include: (i) the rendering of services for any organization or engaging directly or indirectly in any business which is or becomes competitive with the Company or any Subsidiary or Affiliate, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company or any Subsidiary or Affiliate; (ii) the disclosure to anyone outside the Company or any of its Subsidiaries and Affiliates, or the use in other than the Company’s business, without prior written authorization from the Committee, of any confidential information or material, relating to the business of the Company or any of its Subsidiaries and Affiliates, acquired by the Participant either during or after his period of service with the Company; (iii) the failure or refusal to disclose promptly and to assign to the Company, all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant while employed by or otherwise performing services for the Company, relating in any manner to the actual or anticipated business, research or development work of the Company or any Subsidiary or Affiliate or the failure or refusal to do anything reasonably necessary to enable the Company or any Subsidiary or Affiliate to secure a patent where appropriate in the United States and in other countries; (iv) activity that results in termination of the Participant’s employment for Cause (either as defined herein or in the Participant’s employment agreement with the Company); (v) any attempt directly or indirectly to induce any employee or other person performing services for the Company or any Subsidiary or Affiliate to be employed or perform services elsewhere or any attempt directly or indirectly to solicit the trade or business of any current or prospective customer, supplier or partner of the Company or any Subsidiary or Affiliate; or (vi) any other conduct or act determined to be injurious, detrimental or prejudicial to any interest of the Company or any Subsidiary or Affiliate.

(b) Upon exercise, payment or delivery pursuant to an Award, the Participant shall certify in a manner acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. In the event a Participant fails to comply with the provision of paragraphs (a)(i)-(vi) of this Paragraph 14 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award, such exercise, payment or delivery may be rescinded within two years thereafter. In the event of any such rescission, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery, in such manner and on such terms and conditions as may be required, and the Company shall be entitled to set-off against the amount of any such gain any amount owed to the Participant by the Company.

15. Repurchase of Shares.

(a) Unless and to the extent a different repurchase right or obligation is specified in a separate agreement with the Participant, the Common Stock acquired in connection with an Award issued under this Plan shall be subject to a right (but not an obligation) of repurchase by the Company as described in this Paragraph 15. If the Participant transfers any shares of Common Stock, then this Paragraph 15 shall apply to the transferee to the same extent as to the Participant.

(b) If the Company exercises the right of repurchase, it shall pay the Participant an amount equal to the Fair Market Value for each of the shares of Common Stock being repurchased.

16. Amendments and Discontinuance of the Plan; Modification of Awards

(a) The Board shall have the right at any time and from time to time to amend, modify, or discontinue the Plan; provided, however, that, except as provided in subparagraph 6(c), no such amendment, modification, or discontinuance of the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirement of Section 422 of the Code, Section 162(m) of the Code, or any Nasdaq or Stock Exchange listing requirements.

(b) Subject to the terms and conditions of, and within the limitations of the Plan, the Committee may modify, extend or renew Awards under the Plan; provided, however, that the Committee shall not have the authority, without the prior approval of the stockholders, to (i) amend any Option or SAR to reduce the exercise price of the Option or SAR, (ii) accept the surrender or cancellation of any Options or any SARs and grant new Options or SARs in substitution therefore at an exercise price that is less than the exercise price of the Options or SARs surrendered or cancelled or (iii) otherwise reprice any outstanding Option or SAR. Subject to the foregoing, no amendment of any Award shall be effective to revoke or alter the terms of any valid Award previously granted pursuant to the Plan without the consent of the Participant.

17. Plan Subject to Governmental Laws and Regulations

The Plan and the grant and exercise of Awards pursuant to the Plan shall be subject to all applicable governmental laws and regulations. Notwithstanding any other provision of the Plan to the contrary, the Board may in its sole and absolute discretion make such changes in the Plan as may be required to conform the Plan to such laws and regulations.

18. Exclusion From Retirement and Fringe Benefit Computation

No portion of any Award under this Plan shall be taken into account as “wages,” “salary” or “compensation” for any purpose, whether in determining eligibility, benefits or otherwise, under (i) any pension, retirement, profit sharing or other qualified or non-qualified plan of deferred compensation, (ii) any employee welfare or fringe benefit plan including, but not limited to, group insurance, hospitalization, medical, disability and severance programs, or (iii) any form of extraordinary pay including but not limited to bonuses, sick pay, vacation pay, termination indemnities or the like.

19. Non-Guarantee of Employment

Nothing in the Plan or in any Award granted pursuant to the Plan shall be construed as a contract of employment between the Company or any Subsidiary or Affiliate, and selection of any person as a Participant in the Plan will not give that person the right to continue in the employ of the Company or any Subsidiary or Affiliate, the right to continue to provide services to the Company or any Subsidiary or Affiliate or as a limitation of the right of the Company or any Subsidiary or Affiliate to discharge any Participant or any other person at any time.

20. Liability Limited; Indemnification

(a) To the maximum extent permitted by Delaware law, neither the Company, the Board or the Committee nor any of its members, shall be liable for any action or determination made with respect to this Plan.

(b) In addition to such other rights of indemnification that they may have, the members of the Board and the Committee shall be indemnified by the Company to the maximum extent permitted by Delaware law against any and all liabilities and expenses incurred in connection with their service in such capacity.

21. Miscellaneous

(a) The headings in this Plan are for reference purposes only and shall not affect the meaning or interpretation of the Plan.

(b) This Plan shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia, without regard to principles of conflict of laws of any jurisdiction.

(c) All notices and other communications made or given pursuant to this Plan shall be in writing and shall be sufficiently made or given if delivered or mailed, addressed to the Participant at the address contained in the records of the Company or to the Company at the principal executive offices of the Company.

22. Duration of the Plan

No Award shall be granted pursuant to the Plan after the tenth anniversary of the date the Plan was originally approved by the stockholders of the Company.

EXHIBIT C

(Proposal Three)

In the event Proposal Three of the Proxy Statement for QuadraMed’s 2004 annual meeting of stockholders is approved by the requisite vote of the stockholders at the annual meeting, the QuadraMed Corporation 2002 Employee Stock Purchase Plan shall read in its entirety as follows:

QUADRAMED CORPORATION

2002 EMPLOYEE STOCK PURCHASE PLAN

ARTICLE ONE

GENERAL PROVISIONS

I. PURPOSE OF THE PLAN

This Employee Stock Purchase Plan is intended to promote the interests of QuadraMed Corporation (the “Company”) by providing eligible employees with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

Capitalized terms herein shall have the meanings assigned in the attached Exhibit.

II. ADMINISTRATION OF THE PLAN

The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

III. STOCK SUBJECT TO PLAN

A. The stock purchasable under the Plan may be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed Four Hundred Fifty-Three Thousand Two Hundred Fifty 453,450 shares.

B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

IV. OFFERING PERIODS

A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The Initial Offering Period shall commence on the first business day in August and terminate on the last business day in January. The next offering period shall commence on the first business day in February and subsequent offering periods shall commence as designated by the Plan Administrator.

C. Each offering period shall be comprised of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in February each year to the last business day in July of the same year and from the first business day in August each year to the last business day in January of the following year. The first Purchase Interval in effect under the Initial Offering Period, however, shall commence on the first business day in August 2002 and terminate on the last business day in January 2003.

D. Should the Fair Market Value per share of Common Stock on any Purchase Date within an offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then that offering period shall automatically terminate immediately after the purchase of shares of Common Stock on such Purchase Date, and a new offering period shall commence on the next business day following such Purchase Date. The new offering period shall have a duration of twenty four (24) months, unless a shorter duration is established by the Plan Administrator within five (5) business days following the start date of that offering period.

V. ELIGIBILITY

A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date or on any subsequent Semi-Annual Entry Date within that offering period, provided he or she remains an Eligible Employee.

B. Each individual who first becomes an Eligible Employee after the start date of an offering period may enter that offering period on any subsequent Semi-Annual Entry Date within that offering period on which he or she is an Eligible Employee.

C. The date an individual enters an offering period shall be designated his or her Entry Date for purposes of that offering period.

D. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before his or her scheduled Entry Date.

VI. PAYROLL DEDUCTIONS

A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Base Salary paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

(i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

(ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

B. Payroll deductions shall begin on the first pay day following the Participant’s Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.

D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VII. PURCHASE RIGHTS

A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant’s Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Corporate Affiliate.

B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than Participants whose payroll deductions have previously been refunded pursuant to the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed seven hundred fifty (750) shares, subject to periodic adjustments in the event of certain changes in the Company’s capitalization.

E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common

Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

(i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

(ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before his or her scheduled Entry Date into that offering period.

(iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return.

G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Interval in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant’s Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase.

VIII. The Company shall use its best efforts to provide at least ten (10) days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

A. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

B. ASSIGNABILITY. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

C. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

IX. ACCRUAL LIMITATIONS

A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423) of the Company or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Company or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

X. The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period on which such right remains outstanding.

XI. No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

A. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions which the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

B. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

XII. EFFECTIVE DATE AND TERM OF THE PLAN

A. The Plan was adopted by the Board on January 28, 2002 and shall become effective on the first day of the Initial Offering Period, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the stockholders of the Company and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the NASDAQ National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such stockholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the Initial Offering Period hereunder shall be refunded.

B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in July 2012, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected under the Plan following such termination.

XIII. AMENDMENT OF THE PLAN

The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Board may not, without the approval of the Company’s stockholders, (i) materially increase the number of shares of Common Stock issuable under the Plan or the maximum number of shares purchasable per Participant on any one Purchase Date, except for permissible adjustments in the event of certain changes in the Company’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

XIV. GENERAL PROVISIONS

A. All costs and expenses incurred in the administration of the Plan shall be paid by the Company.

B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.

C. The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

The following definitions shall be in effect under the Plan:

(A) BASE SALARY shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Company or any Corporate Affiliate. The following items of compensation shall NOT be included in Base Salary: (i) all overtime payments, bonuses, commissions (other than those functioning as base salary equivalents), profit-sharing distributions and other incentive-type payments and (ii) any and all contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant’s behalf by the Company or any Corporate Affiliate under any employee benefit or welfare plan now or hereafter established.

(B) BOARD shall mean the Company’s Board of Directors.

(C) CODE shall mean the Internal Revenue Code of 1986, as amended.

(D) COMMON STOCK shall mean the Company’s common stock.

(E) CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Company (as determined in accordance with Code Section 424), whether now existing or subsequently established.

(F) CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Company is a party:

(i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company in complete liquidation or dissolution of the Company.

(G) COMPANY shall mean QuadraMed Corporation, a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of QuadraMed Corporation which shall by appropriate action adopt the Plan.

(H) EFFECTIVE TIME shall mean the time at which the Underwriting Agreement is executed and finally priced. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.

(I) ELIGIBLE EMPLOYEE shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under Code Section 3401(a).

(J) ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Time.

(K) FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) The Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) For purposes of the Initial Offering Period, the Fair Market Value shall be deemed to be equal to the closing price per share at which the Common Stock is sold on the first business day of the Initial Offering Period on such date on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock.

(L) 1933 ACT shall mean the Securities Act of 1933, as amended.

(M) PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

(N) PARTICIPATING CORPORATION shall mean the Company and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Time are listed in attached Schedule A.

(O) PLAN shall mean the Company’s Employee Stock Purchase Plan, as set forth in this document.

(P) PLAN ADMINISTRATOR shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

(Q) PURCHASE DATE shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be the last business day of January.

(R) PURCHASE INTERVAL shall mean each successive six (6) month period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

(S) SEMI-ANNUAL ENTRY DATE shall mean the first business day in February and August each year on which an Eligible Employee may first enter an offering period.

(T) STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.

(U) UNDERWRITING AGREEMENT shall mean the agreement between the Company and the underwriter or underwriters managing the initial public offering of the Common Stock.

QUADRAMED CORPORATION

EMPLOYEE STOCK PURCHASE PLAN (“ESPP”)

ENROLLMENT/CHANGE FORM

SECTION 1:	ACTION:	Complete Sections:

☐	New Enrollment	2, 3, 7 and sign attached Stock Purchase Agreement

☐	Change Payroll Deductions	2, 4, 7

☐	Terminate Payroll Deductions	2, 5, 7

☐	Leave of Absence	2, 6, 7

SECTION 2: PERSONNEL

Name
	Last	First	MI	Dept. DATA

Home Address
Street

	City		State	Zip Code
Social Security #:	☐☐☐-☐☐-☐☐☐☐

SECTION 3: NEW ENROLLMENT

Effective with the Purchase Interval	Payroll Deduction Amount:
Beginning:

% of base salary*
☐ February 1, 200	(a maximum of 10% of base salary)

☐ August 1, 200

☐ Initial Offering Period—August 1, 2002

SECTION 4:    DEDUCTIONS

Effective with the	CHANGE
Pay Period Beginning:		PAYROLL
Month, Day and Year

I authorize the following new level of payroll deductions:            % of base salary*

* Must be a multiple of 1% up to a maximum of 10% of base salary/

NOTE: You may reduce your rate of payroll deductions once per purchase interval to become effective as soon as possible following the filing of the change form. You may also increase your rate of payroll deductions to become effective as of the start date of the next purchase interval.

SECTION 5:    DEDUCTIONS

Effective with the	TERMINATE
Pay Period Beginning:		PAYROLL
Month, Day and Year

Your election to terminate your payroll deductions for the balance of the offering period cannot be changed, and you may not rejoin the offering period at a later date. You will not be able to resume participation in the ESPP until a new offering period begins.

In connection with my voluntary termination of payroll deductions, I elect the following action with respect to my ESPP payroll deductions to date in the current six (6)-month purchase interval:

☐	Purchase shares of QuadraMed at end of the interval

                                             OR

☐	Refund ESPP payroll deductions collected

NOTE: If your employment terminates for any reason or your eligibility status changes (less than 20 hrs/wk or less than 5 months/yr), you will immediately cease to participate in the ESPP, and your ESPP payroll deductions collected in that purchase interval will automatically be refunded to you.

SECTION 6:    LEAVE OF ABSENCE

In connection with my unpaid leave of absence, I elect the following action with respect to my ESPP payroll deductions to date in the current purchase interval:

☐	Purchase shares of QuadraMed at end of the interval

                            OR

☐	Refund ESPP payroll deductions collected

NOTE: If you take an unpaid leave of absence, your payroll deductions will immediately cease. Upon your return to active service, your payroll deductions will automatically resume at the rate in effect for you at the time you went on leave.

SECTION 7:    AUTHORIZATION

I hereby authorize the specific action or actions indicated above.

Date	Signature of Employee

QUADRAMED CORPORATION

STOCK PURCHASE AGREEMENT

I hereby elect to participate in the Employee Stock Purchase Plan (the “ESPP”) effective with the Entry Date specified below, and I hereby subscribe to purchase shares of Common Stock of QuadraMed Corporation (the “Company”) in accordance with the provisions of this Agreement and the ESPP. I hereby authorize payroll deductions from each of my paychecks following my entry into the ESPP in the 1% multiple of my salary (not to exceed a maximum of 10%) specified in my attached Enrollment Form.

Each offering period is divided into a series of successive purchase intervals. The initial purchase interval is to begin on the first business day of August 2002. Subsequent purchase intervals will each be of six (6) months’ duration and will run from the first business day of February to the last business day of July each year and from the first business day of August each year until the last business of January in the following year. My participation will automatically remain in effect from one offering period to the next in accordance with this Agreement and my payroll deduction authorization, unless I withdraw from the ESPP or change the rate of my payroll deduction or unless my employment status changes. I may reduce the rate of my payroll deductions on one occasion per purchase interval, and I may increase my rate of payroll deduction to become effective at the beginning of any subsequent purchase interval within the offering period.

My payroll deductions will be accumulated for the purchase of shares of the Company’s Common Stock on the last business day of each purchase interval within the offering period. The purchase price per share shall be equal to 85% of the lower of (i) the fair market value per share of Common Stock on my entry date into the offering period or (ii) the fair market value per share on the semi-annual purchase date. I will also be subject to ESPP restrictions (i) limiting the maximum number of shares which I may purchase on any one purchase date to 750 shares and (ii) prohibiting me from purchasing more than $25,000 worth of Common Stock for each calendar year my purchase right remains outstanding.

I may withdraw from the ESPP at any time prior to the last business day of a purchase interval and elect either to have the Company refund all my payroll deductions for that purchase interval or to have those payroll deductions applied to the purchase of shares of the Company’s Common Stock at the end of such interval. However, I may not rejoin that particular offering period at any later date. Upon the termination of my employment for any reason, including death or disability, or my loss of eligible employee status, my participation in the ESPP will immediately cease and all my payroll deductions for the purchase interval in which my employment terminates or my loss of eligibility occurs will automatically be refunded.

If I take an unpaid leave of absence, my payroll deductions will immediately cease, and any payroll deductions for the purchase interval in which my leave begins will, at my election, either be refunded or applied to the purchase of shares of Common Stock at the end of that purchase interval. Upon my return to active service, my payroll deductions will automatically resume at the rate in effect when my leave began.

A stock certificate for the shares purchased on my behalf at the end of each purchase interval will automatically be deposited into a brokerage account that the Company will open on my behalf. I will notify the Company of any sale or disposition of my ESPP shares, and I will satisfy all applicable income and employment tax withholding requirements at the time of such sale or disposition.

The Company has the right, exercisable in its sole discretion, to amend or terminate the ESPP at any time, with such amendment or termination to become effective immediately following the exercise of outstanding purchase rights at the end of any current purchase interval. Should the Company elect to terminate the ESPP, I will have no further rights to purchase shares of Common Stock pursuant to this Agreement.

I have received a copy of the official Plan Prospectus summarizing the major features of the ESPP. I have read this Agreement and the Prospectus and hereby agree to be bound by the terms of both this Agreement and the ESPP. The effectiveness of this Agreement is dependent upon my eligibility to participate in the ESPP.

Date:                                 , 200     Signature of Employee

Entry Date:                                 , 200     Printed Name:

DIRECTIONS TO QUADRAMED 2003 ANNUAL MEETING

Directions to 12110 Sunset Hills Road, Reston, VA 20190

(703) 709-2300

DIRECTIONS	Directions from Dulles Airport	DISTANCE
1	Start going towards the AIRPORT EXIT on DULLES AIRPORT ACCESS RD	0.1

2	Take the VA-267 EAST/12-13-14 ramp towards RESTON PKWY/WIEHLE AVE/HUNTER MILL RD	1.3

3	Take the exit towards FAIRFAX COUNTY PKWY/HERNDON MONROE, exit number 11	0.1

4	Take the VA-7100 NORTH exit towards FAIRFAX COUNTY PKY	0.0

5	Turn Left onto FAIRFAX COUNTY PKY	0.5

6	Take the exit towards SUNSET HILLS RD EASTBOUND ONLY	0.0

7	Bear Right onto SUNSET HILLS RD	0.4

8	Make a U-Turn on SUNSET HILLS RD	0.0

9	Arrive at destination

DIRECTIONS	Directions from Washington Reagan National Airport	DISTANCE
1	Start going towards the AIRPORT EXIT on B C ARRIVALS/BAG CLAIM	0.2

2	Continue on AIRPORT EXIT	0.3

3	Merge on GEORGE WASHINGTON MEMORIAL PKY NORTH towards GW PARKWAY NORTH	1.2

4	Follow the ramp to RICHMOND (I-66 W)/I-395 SOUTH/US-1 SOUTH	0.6

5	Take the ROSSLYN (I-66 W)/VA-110 NORTH exit towards JEFFERSON DAVIS HWY, exit number 9A	0.0

6	Continue onto JEFFERSON DAVIS HWY	2.1

7	Take the I-66 WEST ramp towards FRONT ROYAL/DULLES AIRPORT	7.6

8	Follow the ramp to DULLES AIRPORT (I-495 N) towards BALTIMORE	10.9

9	Take the exit towards RESTON PKWY, exit number 12	0.0

10	Bear Right onto RESTON PKY	0.1

11	Turn Left on SUNSET HILLS RD	0.5

12	Arrive at destination

DETACH HERE ZQMC32

QUADRAMED CORPORATION

2004 ANNUAL MEETING OF STOCKHOLDERS

May 6, 2004

THIS PROXY IS SOLICITEDON BEHALF OF THE BOARD OF DIRECTORS OF QUADRAMED CORPORATION

The undersigned revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held on May 6, 2004 and the Proxy Statement and appoints Lawrence P. English and John C. Wright, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to vote all the shares of common stock of QuadraMed Corporation (QuadraMed) which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the 2004 Annual Meeting of Stockholders to be held at QuadraMed’s offices located at 12110 Sunset Hills Road, Reston, Virginia 20190, and at any adjournments or postponements thereof, with the same force and effect as the undersigned might or could do if personally present thereat. The shares represented by this Proxy shall be voted in the manner set forth on the reverse side of this card:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTORS LISTED BELOW AND A VOTE FOR EACH OF THE LISTED PROPOSALS. IF NO INSTRUCTION TO THE CONTIWRY IS INDICATED. THIS PROXY WILL BE VOTED **FOR** PROPOSALS 1, 3 , 4 , AND 5.

Proposal 1. Election of Directors, Nominees:

(01) Lawrence P. English, (02) Joseph L. Feshbach, (03) F. Scott Gross, (04) William K. Jurika, (05) Michael J. King, (06) Robert W. Miller, (07) Robert L. Pevenstein, (08) Cornelius T Ryan.

SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE. 1

Please sign exactly as name or names appear hereon, including the title “Executor,” “Guardian,” etc. if the same is indicated. When joint names appear both should sign. If stock is held by a corporation this proxy should be executed by a proper officer thereof, whose title should be given.

HAS YOUR ADDRESS?

DO YOU HAVE ANY COMMENTS?

QUADRAMED CORPORATION

C/O EQUlSERVE TRUST COMPANY, N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

1. Elect eight Directors for a term of one year expiring in 2005. (Please see reverse)

FOR ALL NOMINEES

WITHHELD FROM ALL NOMINEES

2. Approve and ratify the adoption of the 2004 Stock Compensation Plan.

FOR AGAINST ABSTAIN

3. Approve and ratify an amendment to the 2002 Employee Stock Purchase Plan to increase the number of shares of Common Stock reserved for issuance under the Plan from 333,450 to 453,450 shares.

4. Approve BDO Seidman, LLP as QuadraMed’s Independent Public Accountants for the fiscal year ending December 31,2004.

5. Any other matters that properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse side of this card.

Signature: Date: Signature: Date: